CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [ * ECONOMIC TERMS OMITTED]. MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                             SUBSCRIPTION AGREEMENT

eSpeed, Inc.
One World Trade Center
103rd Floor
New York, New York 10048

Attn: General Counsel

Ladies and Gentlemen:

     1. Subscription for Unit. The undersigned (the "Subscriber") hereby agrees to purchase from eSpeed, Inc., a Delaware corporation (the "Company"), and the Company hereby agrees to issue and sell to the Subscriber, a Unit (the "Unit") consisting of (i) 789,071 shares (the "Shares") of Class A Common Stock, par value $.01 per share (the "Class A Stock"), of the Company and (ii) warrants exercisable to purchase up to an aggregate of 666,666 shares of Class A Stock with an exercise price of $35.203125 per share (the "Underlying Warrant Shares"), in the form attached hereto as Exhibit A (the "Warrants"), for an aggregate purchase price for the Unit (the "Purchase Price") of $25.0 million.

     2. Closing. The closing of the purchase and sale of the Unit under this Subscription Agreement shall be held at the office of Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, 12th Floor, New York, New York 10174, as soon as practicable (but in any event within two business days) after the conditions in Section 8 have been satisfied or waived, or at such other location or on such other date as the Subscriber and the Company shall agree (the "Closing"). At the Closing, the Company shall deliver to the Subscriber (i) the certificate or certificates representing the Shares and the Warrants, free and clear of all liens and encumbrances (except (x) under the provisions of applicable federal and foreign and state securities law and
(y) as a result of acts of the Subscriber), (ii) a copy of the Registration Rights Agreement in the form attached hereto as Exhibit D (the "Registration Rights Agreement"), duly executed by the Company, (iii) a certificate of an officer of the Company certifying that the representations and warranties of the Company set forth in this Subscription Agreement were true and correct in all material respects as of the date when made and are true and correct in all material respects as of the Closing as though made at that time (except for any such representations and warranties that speak as of a specific date in which case they shall be true as of such specific date), and (iv) a certificate of an officer of Cantor Fitzgerald, L.P. ("CF") certifying that the representations and warranties of CF set forth in this Subscription Agreement were true and correct in all material respects as of the date when made and are true and correct in all material respects as of the Closing as though made at that time

(except for any such representations and warranties that speak as of a specific date in which case they shall be true as of such specific date). At the Closing, the Subscriber shall deliver to the Company (i) the Purchase Price, in accordance with the wire transfer instructions attached hereto as Exhibit B,
(ii) a copy of the Registration Rights Agreement duly executed by the Subscriber, and (iii) a certificate of an officer of the Subscriber certifying that the representations and warranties of the Subscriber set forth in this Subscription Agreement were true and correct in all material respects as of the date when made and are true and correct in all material respects as of the Closing as though made at that time (except for any such representations and warranties that speak as of a specific date in which case they shall be true as of such specific date).

     3. Investment in Verticals.

     a. Commitment to Invest in Four Qualified Verticals. Subject to the express terms and conditions of this Section 3, the Subscriber hereby agrees to subscribe for an aggregate of $10.0 million in equity securities in a total of four entities to be formed by the Company and CF within 12 months of the Closing (i.e., $2.5 million in each entity) (the "12-Month Period"). Such 12-Month Period may be increased by a period not to exceed six months if a public offering by the Company is commenced during the 12-Month Period and disclosure constraints resulting from such public offering dictate a delay (a "Black-Out Period") as determined by the Company. Upon any such determination by the Company, the Company shall so notify the Subscriber in writing prior to the commencement of any Black-Out Period, which notice shall specify the time period by which the 12-Month Period shall be increased and the new last day of the 12-Month Period. Such notice shall be binding on the parties. It is anticipated that each such entity shall establish a new "vertical" electronic and telephonic marketplace with the Company in which it will "broker" and possibly "clear" transactions for its industry market participants and other clients. In brokerage transactions, it is anticipated that the entity will operate an anonymous electronic and telephonic marketplace (and also act as an agent for disclosed principals in such marketplace) where participants can trade based on a credit-risk matrix and other "rules" established by the participants. The entity may maintain the anonymity of the counterparties by clearing the financial aspects of the transaction. No such entity will intentionally expose itself to any unmatched market risk on its marketplace products.

     b. Commitment to Present Seven Qualified Verticals. During the 12-Month Period, as the same may be extended by a Black-Out Period, the Company and CF agree to present at least seven vertical opportunities to the Subscriber, whether or not the Subscriber has previously satisfied its funding obligations hereinafter discussed. During such period, the Company and CF will present the seven vertical opportunities set forth on Annex A and may also present additional vertical opportunities in their discretion. Any additional vertical opportunity so presented shall encompass one or more products in which the Subscriber or an Affiliate (as defined below) of the Subscriber is engaged in trading at the time such vertical opportunity is presented to the Subscriber. (The seven vertical opportunities set forth on Annex A and any additional vertical opportunity meeting such trading criteria that the Company and CF determine to present to the Subscriber are each referred to herein as a "Qualified Vertical"). Each Qualified Vertical shall contain economic terms (measured by a blended valuation of revenue sharing and equity ownership) intended to reflect a [ * ECONOMIC TERMS OMITTED] value split as between the industry market participants (inclusive of the anchor participants) on the one hand and the Company and CF on the other hand. It is agreed that a Qualified Vertical which provides for an allocation of transaction revenues described in paragraphs (a) and (b) of Schedule 4 to the Newco Term Sheet (as hereafter defined) of [ *ECONOMIC TERMS OMITTED] to the industry market participants in the aggregate and [ *ECONOMIC TERMS OMITTED] to the Company, an allocation of the transaction revenues described in paragraphs (c) and (d) of Schedule 4 to the Newco Term Sheet of [ *ECONOMIC TERMS OMITTED] to the industry market participants in the aggregate and [ *ECONOMIC TERMS OMITTED] to the Company, and an allocation of equity participation in a Qualified Vertical of [ *ECONOMIC TERMS OMITTED] to the industry market participants and [ *ECONOMIC TERMS OMITTED] to the Company and CF taken together, shall be deemed to satisfy the [ *ECONOMIC TERMS OMITTED] economic model (the "Agreed Upon Model"). The Agreed Upon Model shall be used if the parties hereto cannot agree on a substitute model, which substitute model may include warrants to purchase stock of the Company as the parties may agree. As used in this Subscription Agreement, the word "Affiliate" means, with respect to any specified party, any other individual, partnership, corporation or other organization, whether incorporated or unincorporated, who, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified party. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a party, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

                  c. Subscriber's Obligation to Fund the $10.0 Million. Upon the expiration of the 12-Month Period, as the same may be extended by a Black-Out Period, if the Subscriber has not funded or committed to fund, subject to the conditions described in this Section 3, at least four Qualified Verticals, the Subscriber shall be obligated to pay to the Company an amount equal to the difference between (i) $10.0 million and (ii) the aggregate investments in Qualified Verticals made by the Subscriber during the 12-Month Period, as the same may be extended by a Black-Out Period (the "Investment Shortfall"); provided, however, that in the event that the Company and CF fail to present the seven Qualified Verticals set forth on Annex A based upon the economic terms described in Section 3(b) above to the Subscriber within the 12-Month Period, as the same may be extended by a Black-Out Period, the Subscriber shall be relieved of its obligation in respect of the Investment Shortfall and the restrictions set forth in Section 6(c) of the Warrants. The relief from such obligation, together with the lapsing of the contractual restrictions against swap and hedging transactions with respect to the Warrants and the Underlying Warrant Shares set forth in Section 6(c) of the Warrants, shall be the Subscriber's sole remedy in the event that the Company and CF fail to


----------------------------
                  *This information has intentionally been omitted and has been filed separately with the Securities and Exchange Commission. It is subject to a confidential treatment request.

present the seven Qualified Verticals set forth on Annex A to the Subscriber within the 12-Month Period, as the same may be extended by a Black-Out Period, and such failure shall have no other effect on the transactions contemplated by this Subscription Agreement, including the purchase of the Unit, or give rise to any other right on the part of the Subscriber, including any right of rescission hereunder or any right to receive any Additional Investment Right (as defined below) or the equity contemplated thereby.

     d. Terms of Newco Vertical. Set forth on the term sheet attached hereto as Exhibit C (the "Newco Term Sheet") are the terms and conditions of the first Qualified Vertical ("Newco") to be formed by the Company and CF. The Subscriber shall notify the Company within 15 days of its receipt of notice from the Company that the Company intends to proceed with the Newco Qualified Vertical as to whether the Subscriber intends to invest in Newco (either directly or indirectly through the formation of a limited liability company or other entity as contemplated by the Newco Term Sheet). If the Subscriber intends to make such investment, it and the Company and CF will negotiate in good faith and use commercially reasonable efforts to negotiate and execute definitive agreements embodying the terms of the Newco Term Sheet within 30 days of the Subscriber's receipt of a draft of such documents from the Company. Funding of the Subscriber's $2.5 million subscription commitment for its interest in Newco shall not be due and the launch of Newco shall not occur until such definitive agreements have been mutually agreed to and there are at least two additional industry market participants who have each committed to invest $2.5 million in Newco on substantially the same terms and conditions. Funding of the Subscriber's $2.5 million subscription shall be made within two business days after such commitment from the two other participants is obtained. Failure of the parties to negotiate and execute definitive agreements in respect of Newco within such time period or otherwise shall have no effect on the transactions contemplated by this Subscription Agreement except as expressly provided in
Section 3(g), including the purchase of the Unit, or give rise to any other right on the part of the Subscriber, including any right of rescission hereunder or any right to receive any Additional Investment Right (as defined below) or the equity contemplated thereby.

     e. Deferred Rights of Subscriber to Invest in the LLC. Subscriber will have the right for a 30 day period commencing October 1, 2001 to invest as an industry market participant in Newco by becoming a member in the limited liability company (the "LLC") to be formed to hold the interests of the energy industry market participants in Newco (as more fully set forth in the Newco Term Sheet) for a $2.5 million capital contribution to the LLC. Subscriber's right to make any investment in the LLC shall terminate on November 1, 2001. If an initial public offering of Newco shall occur prior to October 1, 2001, Subscriber will have the right to accelerate its investment, in whole or in part, in Newco so long as Subscriber's ownership does not exceed 4.9% of Newco's outstanding stock. In such event, Subscriber shall have no board designee rights prior to August 2001 and any board designee rights that it would have but for this limitation may be exercised by the other LLC members acting collectively.

     f. Terms of Other Qualified Verticals. The other Qualified Verticals offered to the Subscriber will be on terms and conditions consistent with
Section 3(b) and otherwise substantially the same in all material respects as the vertical described on the Newco

Term Sheet (provided that the number of industry market participants may vary in each vertical and other changes which are attributable to differences among products and regions may also be made so long as such changes are consistent with the economic terms described in Section 3(b) and do not otherwise materially alter the terms and conditions reflected in the Newco Term Sheet) and shall be presented by the Company and CF to the Subscriber accompanied by definitive agreements embodying such terms and conditions. Subject to Section 3(h), the terms of the other Qualified Verticals shall include the right of the Subscriber, for up to four Qualified Verticals (the "Additional Investment Right") to invest $25.0 million in restricted shares of Class A Stock at a 10% discount to the arithmetic average of the daily closing sale price on The Nasdaq Stock Market of the Class A Stock for the 10 trading days (the "10 Trading Day Average") preceding the date of the Subscriber's investment in such new vertical opportunity. The obligation of the Subscriber to invest in a Qualified Vertical and the right of the Subscriber to exercise the Additional Investment Right shall be subject to the satisfaction of each of the following conditions (the "Additional Investment Conditions"): (i) the consummation and funding of a $2.5 million investment in said vertical by the Subscriber and each of three additional industry market participants (which may include another anchor participant) on substantially the same terms and conditions as the Subscriber,
(ii) the Subscriber making representations and warranties to the Company substantially as provided in Section 7 hereof, and (iii) the Company and CF making representations and warranties to the Subscriber substantially as provided in Sections 5 and 6 hereof (subject to exceptions and schedules as are required to make such representations and warranties accurate). Except as provided in the next sentence, the Additional Investment Right shall be exercisable only on the date of the consummation and funding of the $2.5 million investment in said vertical by the Subscriber and three additional industry market participants (the "Additional Investment Right Exercise Date"). In addition, in the event that during the Twelve-Month Period, as the same may be extended by a Black-Out Period, the Company makes a public announcement with respect to a definitive agreement with three or more industry market participants disclosing their investment in a Qualified Vertical and Subscriber does not or has not previously invested in such Qualified Vertical, then the Subscriber will be given the opportunity (exercisable upon notice to the Company within one business day following such public announcement) to invest $25.0 million in restricted shares of Class A Stock at a 10% discount to the 10 Trading Day Average for the 10 trading days immediately preceding such public announcement. If the Subscriber later invests in any such Qualified Vertical, it will not be entitled to an Additional Investment Right in connection with the same Qualified Vertical. The Subscriber's purchase of any additional equity of the Company, whether pursuant to the Additional Investment Right or otherwise provided herein, shall be subject to Company stockholder approval, if required. The Company agrees to submit for a vote of its common stockholders, at its next annual meeting of stockholders, the approval of the issuance of any such shares, if such approval is determined to be required. CF agrees to vote the shares of common stock of the Company beneficially owned by it in favor of such issuance. Any shares of Class A Stock purchased upon exercise of the Additional Investment Right or otherwise in accordance with the terms hereof will be subject to a 12-month lock-up on transferability.

     g. Time Frames For Other Qualified Verticals. Within 30 days of the Subscriber's receipt of notice of a new Qualified Vertical, the Subscriber shall notify the

Company as to whether it intends to invest in such Qualified Vertical. If the Subscriber notifies the Company within the requisite time period that it intends to invest in such Qualified Vertical, the Subscriber, the Company and CF will negotiate with each other in good faith and use commercially reasonable efforts to negotiate and execute definitive documentation required for such vertical within 30 days of delivery to Subscriber of a draft of such documents (which documents shall be delivered following identification of the other industry market participants and such participants' indication of their intention to invest in such vertical). Funding of such subscription shall be made within two business days after such commitment from the three other industry market participants is obtained. If the Subscriber does not provide any such notice, then it shall be deemed that the Subscriber declined to participate in such Qualified Vertical. If (i) at least three additional industry market participants are not willing to invest in the Qualified Vertical (two in the case of Newco) on the same terms and conditions, or (ii) the parties are unable to reach agreement on the definitive agreements relating to the Qualified Vertical after good faith negotiations thereon, then (a) the Subscriber nevertheless shall be deemed to have satisfied its obligation to invest in one Qualified Vertical for purposes of calculation of the Investment Shortfall pursuant to Section 3(c), (b) the Subscriber will not be entitled to exercise the Additional Investment Right in respect of such Qualified Vertical, and (c) the Subscriber's Warrants will not accelerate in vesting pursuant to Section 4 of the Warrant in respect of such Qualified Vertical. Except as expressly provided herein, the inability of the parties to reach agreement on definitive documents or the failure of the Additional Investment Conditions to be satisfied shall have no effect on the transactions contemplated by this Subscription Agreement, including the purchase of the Unit, or give rise to any other right on the part of the Subscriber, including any right of rescission hereunder or any right to receive the Additional Investment Right or the equity contemplated thereby.

     h. Put/Call Arrangement. In the event an Additional Investment Right is available to Lion 1 under Section 3(f) prior to October 1, 2001, Subscriber's Additional Investment Right shall be exercisable only as follows, Subscriber shall have the right, if it elects to do so, on the Additional Investment Right Exercise Date, to (x) purchase such portion of the shares of Class A Common Stock of the Company as are purchasable upon exercise of such Additional Investment Right and will result in its ownership not exceeding 4.9% of the then outstanding Class A Common Stock of the Company and (y) to enter into a put/call arrangement with the Company. The call would provide to Subscriber the right to a call option (the "Call") enabling Subscriber to purchase from the Company any remaining shares of Class A Common Stock of the Company which would have been available for purchase upon exercise of such Additional Investment Right, but for the 4.9% limitation above. The call will be exercisable for a 5 business day period commencing October 1, 2001, at a price per share equal to the 10 Trading Day Average for the 10 trading days immediately preceding the Additional Investment Right Exercise Date, plus interest at the LIBOR rate most closely applicable based upon the length of the interest period, from the Additional Investment Right Exercise Date through the date of exercise of the Call. The Company shall have a put right (the "Put") to require Subscriber to purchase from the Company the same number of shares of Class A Common Stock and at the same price per share and interest thereon as is applicable to the corresponding Call. The Put shall be exercisable during the same five business day period as is applicable to the corresponding Call. The shares available for purchase upon exercise of a Put or Call and the purchase price per share shall be subject to adjustment for stock splits, stock dividends and similar recapitalization events. In the event of a merger or consolidation to which the Company is a party or the sale of all or substantially all of the assets of the Company, the Put and Call shall, after such merger, consolidation or sale, be exercisable for the kind and number of shares of stock and/or other securities, cash or other property which the holder of the Put/Call would have been entitled to sell/purchase if the Put/Call had been exercised immediately prior to such merger, consolidation or sale. Any such merger, consolidation or sale shall require, as a condition thereto, that such other party to such merger, consolidation or sale agree in writing to assume the Put/Call obligation.

     4. Transfer Restrictions.

     a. Restricted Shares. The Subscriber understands and agrees that the Shares, the Warrants and the Underlying Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any foreign or state securities laws and that, accordingly, they will not be transferable except as permitted under various exemptions contained in the Securities Act, foreign or state securities laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. The Subscriber acknowledges and agrees that it must bear the economic risk of the Shares, the Warrants and the Underlying Warrant Shares for an indefinite period of time since they have not been registered under the Securities Act and therefore cannot be transferred unless they are subsequently registered or an exemption from registration is available.

     b. Legend. The Subscriber agrees with the Company that the certificates evidencing the Shares, the Warrants and the Underlying Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW."

     c. Removal of Legend. The legend endorsed on the certificates pursuant to
Section 4(b) hereof shall be removed and the Company shall issue a certificate without such legend to the holder thereof at such time as the securities evidenced thereby cease to be restricted securities upon the earliest to occur of (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) the securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the

Securities Act, or (iii) such securities may be sold by the holder without restriction or registration under Rule 144(k) under the Securities Act (or any successor provision).

     d. Lock-Up. The Subscriber further understands and agrees that it may not, without the Company's prior written consent, directly or indirectly, make any offer, sale, short sale, assignment, transfer, pledge, encumbrance, contract to sell, grant of an option to purchase or other disposition of, or enter into any swap or other hedging transaction relating to, the Shares, or any interest therein, for a period of 12 months following the Closing, and the certificates evidencing the Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERS, ASSIGNMENTS AND OTHER DISPOSITIONS, AS PROVIDED IN THE SUBSCRIPTION AGREEMENT, DATED APRIL 26, 2000, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     The foregoing legend shall be removed upon the expiration of said 12-month period. Without limitation of the foregoing, the Subscriber agrees that if it transfers its rights hereunder to a Subsidiary pursuant to Section 16(k) hereof, the Subscriber shall not sell, assign or transfer the stock of such Subsidiary during the 12-month lock-up period other than to another Affiliate of the Subscriber, which Affiliate shall assume all of the obligations of such Subsidiary hereunder without relieving the assigning party of its obligations hereunder. Following such an assumption by the Affiliate, the restriction on sale, assignment or transfer of the stock of such Subsidiary shall be lifted.

     e. Stop Transfer Notations. The Company and any transfer agent acting on its behalf may maintain on the Company's register for the Class A Stock appropriate "stop transfer" notations with respect to the Shares and the Underlying Warrant Shares unless such Subsidiary has become a reassignee.

     5. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber that:

     a. Organization of the Company and its Subsidiaries. Each of the Company and its Subsidiaries (as defined below) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, partnership or limited liability company power and authority to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not have a material adverse effect on (i) the business, properties, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the transactions contemplated hereby (a "Material Adverse Effect"). As used in this Subscription Agreement, the word "Subsidiary" means, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which (i) such party or any other Subsidiary of such party is a general partner or (ii) at least 50% of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

     b. Valid Offering of Shares.

        (1) Upon issuance of the Unit pursuant to this Subscription Agreement, the Shares and the Warrants will be duly and validly issued, fully paid and non-assessable, and the Subscriber will receive good title thereto, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever and free of any other restriction (including any restriction on the right to use, vote, sell or otherwise dispose of such capital stock or other ownership interests) (collectively, "Liens"), except (i) under the provisions of applicable federal and foreign and state securities law and (ii) as a result of acts of the Subscriber. Upon the issuance of the Warrants pursuant to this Subscription Agreement, the Underlying Warrant Shares will be duly and validly authorized and reserved for issuance, and, upon issuance of the Underlying Warrant Shares upon exercise of the Warrants in accordance with the terms thereof, the Underlying Warrant Shares will be duly and validly issued, fully paid and non-assessable; and the holder of the Warrants will receive good title to the Underlying Warrant Shares, free and clear of all Liens, except (i) under the provisions of applicable federal and foreign and state securities law and (ii) as a result of acts of the holder of the Warrants.

        (2) Neither the Company nor its Subsidiaries has taken any action that would result in the offering and sale of the Shares, the Warrants and the Underlying Warrant Shares pursuant to this Subscription Agreement being treated as a public offering and not a valid private offering under the law.

     c. Authority; No Conflict; Required Filings and Consents.

        (1) The Company has (or, as applicable, prior to the Closing will have) all requisite corporate power and authority to enter into this Subscription Agreement, the Warrants and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Subscription Agreement, the Warrants and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby have been (or, as applicable, prior to the Closing will be) duly authorized by all necessary and appropriate corporate action on the part of the Company. No stockholder action is necessary to authorize the issuance and sale of the Unit. This Subscription Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity. The Warrants and the Registration Rights Agreement, when executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

     (2) The execution and delivery of this Subscription Agreement, the Warrants and the Registration Rights Agreement by the Company do not, and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and (iii) for any such conflicts, violations, breaches, defaults, terminations, cancellations or accelerations which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

     (3) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency, commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Subscription Agreement, the Warrants or the Registration Rights Agreement, or the consummation of the transactions contemplated hereby or thereby, except (i) the filings and approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) regulatory filings, applications or approvals required in connection with the formation or operation of a Qualified Vertical, if any, (iii) applications to list the Shares, the Underlying Warrant Shares and the shares issuable pursuant to the Additional Investment Right on The NASDAQ Stock Market and (iv) any such consents, approvals, orders, authorizations, registrations, declarations and filings, the absence of which is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

     d. Public Filings; Financial Statements.

        (1) Since December 3, 1999, the Company has filed with the Securities and Exchange Commission (the "SEC") all reports, schedules, forms, registration statements and other documents required to be filed by it as a registrant under the Securities

Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except for matters otherwise corrected by the subsequent filing with the SEC of an appropriate amendment prior to the date of this Subscription Agreement, such reports, forms, and documents filed by the Company with the SEC prior to the date of this Subscription Agreement and since December 3, 1999 (the "Company SEC Reports") (including any financial statements filed as a part thereof or incorporated by reference therein) did not, at the time they were filed (or if amended or superseded by a filing prior to the date of this Subscription Agreement, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Reports or necessary in order to make the statements in such Company SEC Reports, in the light of the circumstances under which they were made, not misleading.

        (2) Each of the consolidated financial statements (including, in each case, any related notes) of the Company contained in the Company SEC Reports was prepared in accordance with the books of account and other financial records of the Company and in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act), and fairly presented the consolidated financial position of the Company and its Subsidiaries as of the dates, and the consolidated results of its operations and cash flows for the periods, indicated, except that the unaudited interim financial statements were subject to normal and recurring year-end adjustments which were not material in amount.

        (3) As of the date hereof, there are no liabilities, contingencies, changes, facts or circumstances that have not been publicly disclosed by the Company and that could reasonably be expected to have a Material Adverse Effect.

     e. Intellectual Property. Except as set forth in the Company SEC Reports, the operations of the Company and its Subsidiaries do not infringe upon any intellectual property rights owned, possessed or used by any third party, and to the knowledge of the Company there is no valid basis for any claim of such infringement against it or its Subsidiaries in respect of the use of the Intellectual Property now used, except, in any such case, as is not reasonably likely to have a Material Adverse Effect. As used in this Subscription Agreement, "Intellectual Property" shall mean all material patents, patent applications, trademarks, trademark registrations, applications for trademark registrations, trade secrets, service marks, service mark registrations, applications for service mark registrations, trade names, labels, slogans, claims of copyright, copyright registrations, applications for copyright registrations, copyrights, drawings, designs, software, code and proprietary know-how owned or licensed by the Company and used in the operation of its business, other than widely-available "shrink-wrap" software.

     f. Brokers. None of the Company or any of its officers, directors or employees have employed any broker or finder, or incurred any liability for any brokerage fees, commissions, finder's or other similar fees or expenses in connection with the transactions contemplated by this Subscription Agreement.

     6. Representations and Warranties of CF. CF represents and warrants to the Subscriber that:

     a. Organization of CF and its Subsidiaries. CF is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite partnership power and authority to carry on its business as now being conducted. CF is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not have a material adverse effect on (i) the business, properties, condition (financial or otherwise), or results of operations of CF or (ii) the ability of CF to consummate the transactions contemplated hereby (a "CF Material Adverse Effect").

     b. Authority; No Conflict; Required Filings and Consents.

        (1) CF has (or, as applicable, prior to the Closing will have) all requisite partnership power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby have been (or, as applicable, prior to the Closing will be) duly authorized by all necessary and appropriate partnership action on the part of CF. This Subscription Agreement has been duly executed and delivered by CF and constitutes the legal, valid and binding obligation of CF, enforceable against CF in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

        (2) The execution and delivery of this Subscription Agreement by CF do not, and the consummation of the transactions contemplated hereby will not, (i) conflict with, or result in any violation or breach of, any provision of the limited partnership agreement of CF, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which CF is a party or by which it or its properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to CF or any of its properties or assets, except in the case of clauses (ii) and (iii) for any such conflicts, violations, breaches, defaults, terminations, cancellations or accelerations which are not, individually or in the aggregate, reasonably likely to have a CF Material Adverse Effect.

        (3) No consent, approval, order or authorization of, or registration, declaration or filing with, a Governmental Entity is required by or with respect to CF in connection with the execution and delivery of this Subscription Agreement or the consummation of the transactions contemplated hereby or thereby, except (i) the filings and approvals required under the HSR Act, (ii) regulatory filings, applications or approvals required in connection with the formation or operation of a Qualified Vertical, if any, and (iii) any such consents, approvals, orders, authorizations, registrations, declarations and filings, the absence of which is not, individually or in the aggregate, reasonably likely to have a CF Material Adverse Effect.

     c. Intellectual Property. The operations of CF do not infringe upon any intellectual property rights owned, possessed or used by any third party, and to the knowledge of CF there is no valid basis for any claim of such infringement against it or its Subsidiaries in respect of the use of the CF Intellectual Property now used, except, in any such case, as is not reasonably likely to have a CF Material Adverse Effect. As used in this Subscription Agreement, "CF Intellectual Property" shall mean all material patents, patent applications, trademarks, trademark registrations, applications for trademark registrations, trade secrets, service marks, service mark registrations, applications for service mark registrations, trade names, labels, slogans, claims of copyright, copyright registrations, applications for copyright registrations, copyrights, drawings, designs, software, code and proprietary know-how owned or licensed by CF and used in the operation of its business, other than widely-available "shrink wrap" software.

     7. Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company that:

     a. Organization of the Subscriber. The Subscriber is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate or partnership power and authority to carry on its business as now being conducted. The Subscriber is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such licensing necessary, except where the failure to be so qualified, licensed or in good standing would not have a material adverse effect on (i) the business, properties, condition (financial or otherwise) or results of operation of the Subscriber and its Subsidiaries, taken as a whole, or (ii) the ability of the Subscriber to consummate the transactions contemplated hereby (a "Subscriber Material Adverse Effect").

     b. Authority; No Conflict; Required Filings and Consents.

        (1) The Subscriber has all requisite power and authority to enter into this Subscription Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Subscription Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby by the Subscriber have been duly authorized by all necessary action on the part of the Subscriber. This Subscription Agreement has been duly executed and delivered by the Subscriber and constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity. The Registration Rights Agreement, when executed and delivered by the Subscriber, will constitute the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

        (2) The execution and delivery of this Subscription Agreement and the Registration Rights Agreement by the Subscriber does not, and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or Bylaws or other operative organizational documents of the Subscriber, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which the Subscriber or any of its Subsidiaries or Affiliates is a party, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Subscriber or any of its Subsidiaries or Affiliates or any its or their properties or assets, except in the case of clauses (ii) and (iii) for any such conflicts, violations, breaches, defaults, terminations, cancellations or accelerations which are not, individually or in the aggregate, reasonably likely to have a Subscriber Material Adverse Effect.

        (3) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to the Subscriber (or any of its Subsidiaries or Affiliates) in connection with the execution and delivery of this Subscription Agreement or the Registration Rights Agreement or the consummation of the transactions contemplated hereby and thereby, except (i) the filings and approvals required under the HSR Act, (ii) regulatory filings, applications or approvals required in connection with the formation or operation of a Qualified Vertical, if any, and (iii) any such consents, approvals, orders, authorizations, registrations, declarations and filings the absence of which is not, individually or in the aggregate, reasonably likely to have a Subscriber Material Adverse Effect.

     c. Knowledge and Experience. The Subscriber has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an unregistered, non-liquid investment such as an investment in the Company and has evaluated the merits and risks of such an investment. The Subscriber is not relying on the Company with respect to the corporate tax, legal and economic considerations involved in this investment or to its investment in the LLC. The Subscriber understands that the offer and sale of the Shares, the Warrants and Underlying Warrant Shares have not been approved or disapproved by the SEC or any other Governmental Entity.

     d. No other Representations or Warranties. No representations or warranties have been made to the Subscriber by the Company or any director, officer, employee, agent or Affiliate of the Company, other than the representations of the Company set forth herein, and the decision of the Subscriber to purchase the Unit is based on the information contained in this Subscription Agreement, the Company SEC Reports and the Subscriber's own independent investigation of the Company. The Subscriber acknowledges and agrees that the Company may now, or in the future, be in negotiations with respect to, or enter into, arrangements, agreements or understandings relating to other business opportunities (which may include vertical opportunities) and that the Company does not have now, nor will it have at any time after execution of this Agreement, any obligation to provide the Subscriber with any information, other than that which is contained in this Subscription Agreement and that which is disclosed in the Company SEC Reports.

     e. Ability to Withstand Loss of Investment. The overall commitment of the Subscriber to investments which are not readily marketable is not disproportionate to the net worth of the Subscriber, and the Subscriber's acquisition of the Unit will not cause such overall commitment to become excessive. The Subscriber understands that a total loss of capital is possible. The Subscriber acknowledges that it is capable of bearing a complete loss of its investment in the Company.

     f. No Public Solicitation. The Subscriber acknowledges that neither the Company nor any person or entity acting on its behalf has offered to sell any of the Shares, the Warrants or the Underlying Warrant Shares to the Subscriber by means of any form of general solicitation or advertising, including without limitation (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     g. Accredited Investor Status. The Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

     h. Acquiring for Investment Purposes. The Subscriber is acquiring the Shares and the Warrants solely for its own account, for investment purposes only, and not with a view towards their resale or distribution.

     i. No Brokers, Finders, etc. The Subscriber has not employed any broker, financial advisor or finder, or incurred any liability for any brokerage fees, commissions, finder's or other similar fees or expenses in connection with the transactions contemplated by this Subscription Agreement.

     j. No Action Taken to Invalidate Private Placement. The Subscriber has not taken any action that would result in the offering of the Shares, the Warrants and the Underlying Warrant Shares pursuant to this Subscription Agreement being treated as a public offering and not a valid private offering under the law.

     8. Conditions to Closing.

     a. Conditions applicable to Each Party. The respective obligations of each party to this Subscription Agreement set forth herein to purchase and sell the Unit shall be subject to the satisfaction (or waiver by each party) of each of the following conditions on and as of the Closing:

          (1) No litigation, investigation, inquiry, proceeding, statute, rule, regulation, order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which has the effect of making the transactions contemplated by this Subscription Agreement illegal or otherwise prohibiting the consummation of any of the transactions contemplated by this Subscription Agreement.

          (2) All approvals required under the HSR Act shall have been received (or all applicable waiting periods, and any extensions thereof, under the HSR Act shall have expired or otherwise been terminated).

          (3) The Subscriber and the Company shall have entered into the Registration Rights Agreement.

     b. Conditions to Obligations of the Company. The obligations of the Company set forth herein to issue and sell the Unit also shall be subject to the satisfaction (or waiver by the Company) of each of the following conditions on and as of the Closing:

          (1) The representations and warranties of the Subscriber made herein shall have been true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for any such representations and warranties that speak as of a specific date).

          (2) The Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required thereby to be performed, satisfied or complied with by the Subscriber at or prior to the Closing, including payment of the Purchase Price.

     c. Conditions to Obligations of the Subscriber. The obligations of the Subscriber set forth herein to purchase the Unit also shall be subject to the satisfaction (or waiver by the Subscriber) of each of the following conditions on and as of the Closing:

        (1) The representations and warranties of the Company and CF set forth in this Subscription Agreement shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for any such representations and warranties that speak as of a specific date).

        (2) The Company and CF shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required thereby to be performed, satisfied and complied with by them at or prior to the Closing, including delivery of the executed certificates for the Shares and the Warrants.

     9. Indemnification.

     a. Agreement to Indemnify.

        (1) Subject to the express provisions of Section 3 as to the Subscriber'ssole remedy for the failure of the Company and CF to present the seven Qualified Verticals set forth on Annex A to the Subscriber within the 12-Month Period, as the same may be extended by a Black-Out Period, the Company agrees to indemnify, defend and hold harmless the Subscriber (and its officers, directors, Affiliates and permitted assigns) from and against any and all losses, claims, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees, disbursements and related charges) (collectively, "Losses") based upon, arising out of or otherwise in respect of (x) any inaccuracy in or breach of any representations or warranties made by the Company contained in this Subscription Agreement or any action taken by the Subscriber or its Affiliates in reliance upon the accuracy of such representations or warranties or (y) failure of the Company to perform any of the agreements or covenants contained herein, except to the extent such Losses are based upon, arise out of or are otherwise in respect of any inaccuracy in or breach of any representations or warranties made by the Subscriber contained in this Subscription Agreement or the failure of the Subscriber to perform any of the agreements or covenants contained herein.

        (2) The Subscriber agrees to indemnify, defend and hold harmless the Company (and its officers, directors, Affiliates and permitted assigns) from and against any and all Losses based upon, arising out of or otherwise in respect of
(x) any inaccuracy in or breach of any representations or warranties made by the Subscriber contained in this Subscription Agreement or any action taken by the Company or its Affiliates in reliance upon the accuracy of such representations or warranties or (y) the failure of the Subscriber to perform any of the agreements or covenants contained herein, except to the extent such Losses are based upon, arise out of or are otherwise in respect of any inaccuracy in or breach of any representations or warranties made by the Company contained in this Subscription Agreement or the failure of the Company to perform any of the agreements or covenants contained herein.

     b. Indemnification Procedure.

        (1) A party entitled to indemnification pursuant to this Section 9 (an "Indemnified Party") shall provide written notice to the indemnifying party (the "Indemnifying Party") of any claim of such Indemnified Party for indemnification under this Subscription Agreement promptly after the date on which such Indemnified Party has actual knowledge of the existence of such claim. Such notice shall specify the nature of such claim in reasonable detail and the Indemnifying Party shall be given reasonable access to any documents or properties within the control of the Indemnified Party as may be useful or necessary in the investigation of the basis for such claim. The failure to so notify the Indemnifying Party shall not constitute a waiver of such claim except to the extent that the Indemnifying Party is materially prejudiced by such failure.

        (2) If any Indemnified Party seeks indemnification hereunder based upon a claim asserted by a third party, then the Indemnifying Party shall have the right (without prejudice to the right of any Indemnified Party to participate at its expense through counsel of its own choosing) to defend such claim at its expense and through counsel of its own choosing (and reasonably acceptable to the Indemnified Party) if it gives written notice of its intention to do so no later than 20 days following notice thereof by an Indemnified Party; provided, however, that, if, in the reasonable opinion of counsel to the Indemnified Party, separate counsel is required because a conflict of interest would otherwise exist, the Indemnified Party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the Indemnifying Party; provided further, however, that the Indemnified Party shall always have the right to select separate counsel to participate in the defense of such action on its behalf, at its own expense. If the Indemnifying Party does not so choose to defend any such claim asserted by a third party for which any Indemnified Party would be entitled to indemnification hereunder, then the Indemnified Party shall be entitled to recover from the Indemnifying Party all of the reasonable attorney's fees and other costs and expenses of litigation incurred in the defense of such claim. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, in any case be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties. Notwithstanding the assumption of the defense of any claim by an Indemnifying Party, the Indemnified Party shall have the right to approve the terms of any settlement of a claim (which approval shall not be unreasonably withheld or delayed) if such settlement (i) does not include as an unconditional term the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect to such claim or (ii) requires anything from the Indemnified Party other than the payment of money damages which the Indemnifying Party has agreed to pay in full. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its prior written consent (not to be unreasonably withheld or delayed).

     10. Termination. Notwithstanding anything to the contrary set forth in this Subscription Agreement, this Subscription Agreement may be terminated and the transactions contemplated herein abandoned at any time prior to the Closing:

         (1) by mutual written consent of the Company and the Subscriber;

         (2) by the Company or the Subscriber if the Closing shall not have occurred by July 31, 2000 (which date will be extended (x) up to 90 days as necessary to obtain any regulatory approval or the lifting of any order which is necessary for the Closing and (y) to that date which is 60 days following the date of the parties' full compliance with a second request for information by the Federal Trade Commission or the Department of Justice in respect of the Company's or the Subscriber's filing under the HSR Act); provided, however, that the right to terminate this Subscription Agreement under this Section 10 shall not be available to any party whose failure to fulfill any obligation under this Subscription Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

         (3) by the Company or the Subscriber if a court of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Subscription Agreement, and such order, decree, ruling or other action shall have become final and non-appealable;

         (4) by the Company if (i) the representations or warranties made by the Subscriber are not true and correct, in all material respects, when made or at the Closing (except for any such representations or warranties that speak as of a specific date, which must be true and correct in all material respects as of such specific date), or (ii) the Subscriber fails to comply in any material respect with any of its covenants or agreements contained herein; or

         (5) by the Subscriber if (i) the representations and warranties made by the Company are not true and correct, in all material respects, when made or at the Closing (except for any such representations or warranties that speak as of a specific date, which must be true and correct in all material respects as of such specific date), or (ii) the Company fails to comply in any material respect with any of its covenants or agreements contained herein.

The termination of this Subscription Agreement pursuant to clauses (2), (3), (4) and (5) above shall be without prejudice to the right of the non-breaching party to pursue any and all remedies available to it (including the commencement of any action or other proceeding or the assertion of any equitable right) as a result of such breach.

     11. Covenants of CF and the Company.

     a. CF hereby covenants and agrees that at such time as when the Subscriber and The Williams Companies, Inc., and their respective assignees under Section 16(k) have made an aggregate equity investment in the Company of an amount equal to at least $100.0 million valued on a cost basis and for so long as such parties maintain ownership of equity securities having such cost basis, CF shall use its best efforts to cause one designee jointly selected by such parties to be nominated to the Board of Directors of the Company, subject to such parties' collective agreement as to the one designee, and CF shall vote its shares of common stock of the Company in favor of such designee.

     b. The Company and CF hereby covenant and agree that each will use its best efforts to maintain a sufficient level of authorized shares of Class A Stock as is required to meet its obligations to the anchor participants pursuant to the transactions contemplated hereby, including with respect to the Shares issuable upon the exercise of the Warrants and the Additional Investment Rights. The Company agrees to use its best efforts to satisfy any NASDAQ (or other applicable exchange) requirements for the listing of any shares of Class A Common Stock to be issued at the Closing or upon exercise of the Warrants or the Additional Investment Rights.

     12. Additional Covenants of CF. CF hereby covenants and agrees that it will, or (if applicable) cause its Affiliate to, enter into assignment agreements for each Qualified Vertical on terms and conditions substantially the same in all material respects as (but subject to changes attributable to differences among the products and regions) that which is contemplated by
Schedule 1 and 2 of the Newco Term Sheet. CF further covenants and agrees that prior to the Closing, it will convert a sufficient number, if any, of the shares of Class B Common Stock of the Common Stock of the Company owned by it into Class A Common Stock such that, after giving effect to such conversion, the Shares to be purchased by Subscriber at the Closing represent not more than 4.9% of the outstanding shares of Class A Common Stock of the Company on the date of the Closing.

     13. Right of the Company and CF to Issue Securities to Other Industry Market Participants. Nothing contained herein shall limit the rights of the Company or CF (or any Subsidiary or Affiliate thereof) to issue or transfer securities of the Company not referred to or contemplated herein or in the Newco Term Sheet to any third party in order to induce such party to become an anchor participant or industry market participant in any Qualified Vertical set forth on Annex A or for any other purpose, whether relating to a Qualified Vertical or otherwise. Notwithstanding the foregoing, the Company shall not offer, during the six month period commencing with the date hereof, any of its equity securities or other material benefits in order to induce the Specified Party (as defined in a separate letter agreement) to become an anchor participant in any Qualified Vertical set forth on Annex A on terms more favorable than the terms offered pursuant to this Subscription Agreement with respect to its investment in the Company without also offering (as promptly as practicable after a definitive agreement is reached with the Specified Party) the same more favorable terms to the Subscriber. A term which is more beneficial in any material respect shall be deemed to include, but not be limited to, a material commitment by a Specified Party (i) not to compete with the Qualified Vertical;
(ii) to support the business of the Qualified Vertical; or (iii) to participate with the Company in a vertical marketplace that is not a Qualified Vertical. The offer to a Subscriber under this Section 13 shall be exercisable for 10 business days after delivery by the Company to Subscriber of the definitive documentation embodying the more favorable terms. No such offer to a Subscriber shall be required to be made prior to the Closing or if this agreement is terminated under Section 10 hereof for any reason. In the event an offer is made to the Specified Party prior to the Closing which would otherwise require an offer to Subscriber hereunder, the same offer shall be made to Subscriber as promptly as practicable after the Closing. The Company's obligation to offer the Subscriber the more favorable terms offered to the Specified Party shall be extended (x) for an additional six months (for a total term of 12 months from the date hereof) if the Subscriber and/or The Williams Companies, Inc., and their respective assignees under Section 16(k) invest in at least two Qualified Verticals during the initial six month period from the date hereof or (y) for an additional 12 months (for a total term of 18 months from the date hereof) if the Subscriber and/or The Williams Companies, Inc., and their respective assignees under Section 16(k) invest in at least four Qualified Verticals during the initial 12 month period from the Closing.

     14. Non-Exclusive Agreement. Nothing contained herein shall limit the rights of the Company, CF or the Subscriber (or any Subsidiary or Affiliate thereof) to form or participate in, whether as equity holder, consultant, joint venturer, manager or otherwise, any business opportunity relating to a "vertical" marketplace and there shall be no obligation, express or implied, to first offer the right to participate in any such marketplace to any other party; provided, however, that the Company and CF will agree to certain non-compete restrictions which relate to sales of products traded by Newco to retail customers as further described under "Scope of Newco" in the Newco Term Sheet.

     15. Covenant of the Subscriber. The Subscriber agrees that neither it nor any of its Subsidiaries or Affiliates will make, and the Subscriber will use its reasonable best efforts to prevent any of its or their respective directors, officers or agents or any person otherwise acting on behalf of any of the foregoing from making, any purchase, offer, sale, short sale, assignment, transfer, pledge, encumbrance, contract to sell, grant of an option to purchase or other disposition of, or enter into any swap relating to, any securities of the Company, or any interest therein, during any period which governs the calculation of the purchase price of any securities of the Company which the Subscriber may have a right to purchase in the future under the terms of this Agreement.

     16. General.

     a. The Subscriber acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, including in connection with the solicitation of industry market participants, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

     b. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to consummate the transactions contemplated by this Subscription Agreement. Each party will use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Subscription Agreement as promptly as practicable after the date hereof, including (i) preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the transactions contemplated by this Subscription Agreement and (ii) taking all reasonable steps as may be necessary to obtain all such material consents, waivers, licenses, registrations, permits, authorizations, tax rulings, orders and approvals. In furtherance and not in limitation of the foregoing, each party hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable after the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable. Nothing in this Subscription Agreement shall require any party (or any of its Subsidiaries or Affiliates) to sell, hold separate or otherwise dispose of or conduct their business in a specified manner, or agree to sell, hold separate or otherwise dispose of or conduct their business in a specified manner, whether as a condition to obtaining any approval from a Governmental Entity or for any other reason.

     c. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by facsimile transmission, overnight courier, or certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (provided that a confirmation copy is sent by overnight courier), one day after deposit with an overnight courier, or if mailed, three days after the date of deposit in the United States mails, as follows:

         If to the Company to:

                     eSpeed, Inc.
                     One World Trade Center
                     103rd Floor
                     New York, New York 10048
                     Fax: (212) 938-5000
                     Attn.: General Counsel
         with a copy to:

                     Swidler Berlin Shereff Friedman, LLP
                     The Chrysler Building
                     405 Lexington Avenue
                     New York, New York 10174
                     Fax:  (212) 891-9598
                     Attn: Richard A. Goldberg, Esq.

                  If to CF to:

                     Cantor Fitzgerald, L.P.
                     One World Trade Center
                     105th Floor
                     New York, New York 10048
                     Fax: (212) 938-5000
                     Attn.: General Counsel


         If to the Subscriber to the address set forth below its signature:

     d. This Subscription Agreement and exhibits hereto contain the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all prior agreements or understandings among the parties related to such matters.

     e. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     f. This Subscription Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Subscription Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Subscription Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

     g. This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof. Each party hereto (i) hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of Delaware or any federal court sitting in the State of Delaware for purposes of any suit, action or other proceeding arising out of this Subscription Agreement or the subject matter hereof brought by any party hereto, (ii) hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Subscription Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives in any such action, suit, or proceeding any offsets or counterclaims. Each party hereto hereby consents to service of process by certified mail at the address set forth in Section 16(c) hereof and agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the other party hereto. Final judgment against any party, in any action, suit or proceeding shall be conclusive, and may be enforced in other jurisdictions (1) by suit, action or proceeding on the conclusive evidence of the fact and of the amount of any indebtedness or liability of the party therein described or (2) in any other manner provided by or pursuant to the laws of such other jurisdiction.

     h. Headings to the Sections in this Subscription Agreement are intended solely for convenience and no provision of this Subscription Agreement is to be construed by reference to the heading, of any Section.

     i. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Delivery of a telecopied version of one or more signatures to this Subscription Agreement shall be deemed adequate delivery for purposes of this Subscription Agreement.

     j. Any term or provision of this Subscription Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Subscription Agreement or affecting the validity or enforceability of any of the terms and provisions of this Subscription Agreement in any other jurisdiction.

     k. This Subscription Agreement is not transferable or assignable by the Company, the Subscriber or CF; provided, however, that any party may assign its rights and obligations under this Subscription Agreement to a wholly-owned Subsidiary of such party; provided, further, however, that such assignment shall not relieve the assigning party from its obligations hereunder.

          IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement this 26th day of April, 2000.

                                             SUBSCRIBER:

                                             Dynegy, Inc.

                                             By: /s/ Charles L. Watson
                                                 -------------------------------
                                                 Name: Charles L. Watson
                                                 Title:  Chief Executive Officer
                                                 Address: 1000 Louisiana
                                                          Suite 5800
                                                          Houston, Texas 77002
                                                          Attn: General Counsel
                                                          Fax No.:

                                                Taxpayer ID #
AGREED AND ACCEPTED this 26th
day of April, 2000.

eSPEED, INC.


By: /s/ Howard W. Lutnick
    -----------------------------------
        Name: Howard W. Lutnick
        Title: Chief Executive Officer

CANTOR FITZGERALD, L.P.


By: /s/ Howard W. Lutnick
    -----------------------------------
        Name: Howard W. Lutnick
        Title: Chairman

                                    EXHIBITS

     Exhibit A - Form of Warrant
     Exhibit B     -    Wire Transfer Instructions
     Exhibit C     -    Newco Term Sheet
     Exhibit D     -    Form of Registration Rights Agreement


     Annex A  --       Qualified Verticals

                                                                      EXHIBIT A

NEITHER THIS WARRANT NOR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 p.m. Eastern Standard Time, on _________, 2010 [representing 10th anniversary of issuance].


                    WARRANT TO PURCHASE CLASS A COMMON STOCK

                                       OF

                                  eSPEED, INC.

     FOR VALUE RECEIVED, eSPEED, INC. (the "Company"), a Delaware corporation, hereby certifies that Dynegy, Inc. (the "Initial Holder"), or its permitted assigns (together with the Initial Holder, the "Holder"), is entitled to purchase from the Company, at any time or from time to time commencing on the Exercise Date set forth in Section 4 hereof (as the same may be accelerated pursuant to Section 4(c) hereof) and prior to 5:00 P.M., Eastern Standard Time, on ________, 2010 [representing 10th anniversary of issuance] a total of 666,666 fully paid and non-assessable shares of Class A Common Stock, par value $.01 per share, of the Company for a purchase price of $35.203125 per share. (Hereinafter, (i) said Class A Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Class A Stock," (ii) the shares of the Class A Stock purchasable hereunder are referred to as the "Warrant Shares,"
(iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price,"
(v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder.") The number of Warrant Shares and the securities (if applicable) for which this Warrant is exercisable and the Per Share Warrant Price are subject to adjustment as hereinafter provided under
Section 3.

     1. Exercise of Warrant. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the Exercise Date set forth in
Section 4 hereof (as the same may be accelerated pursuant to Section 4(c) hereof) and prior to 5:00 P.M., Eastern

Standard Time, on _________, 2010 [representing 10th anniversary of issuance] by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in
Section 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. The Aggregate Warrant Price or Per Share Warrant Price shall be paid in cash, via wire transfer to an account designated by the Company, or by certified or official bank check payable to the order of the Company.

     If this Warrant is exercised in part, the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the shares of the Class A Stock to which the Holder shall be entitled, and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant.

     No fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the fair value of a share.

     2. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company from and as of the date hereof, will have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Class A Stock as from time to time shall be receivable upon the exercise of this Warrant.

     3. Adjustments for Corporate Events. The number and kind of securities issuable upon the exercise of this Warrant, the Per Share Warrant Price and the number of Warrant Shares for which this Warrant may be exercised shall be subject to adjustment from time to time in accordance with the following provisions:

     a. Reorganization, Reclassification. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in subsection (b) or (c) below, this Warrant shall, after such reorganization, share exchange or reclassification, be exercisable into the kind and number of shares of stock or other securities or other property of the Company which the holder of this Warrant would have been entitled to receive if the holder had held the Warrant Shares issuable upon exercise of this Warrant immediately prior to such reorganization, share exchange, or reclassification.

     b. Merger, Consolidation or Sale of All or Substantially All Assets. In the event of a merger or consolidation to which the Company is a party or the sale of all or substantially all of the assets of the Company, this Warrant shall, after such merger, consolidation or sale, be exercisable for the kind and number of shares of stock and/or other securities, cash or other property which the holder of this Warrant would have been entitled to receive if the holder had held the Warrant Shares issuable upon exercise of this Warrant immediately prior to such merger, consolidation or sale. Any such merger, consolidation or sale shall require, as a condition thereto, that such other party to such merger, consolidation or sale agree in writing to assume this Warrant.

     c. Subdivision or Combination of Shares. In case outstanding shares of Class A Stock shall be subdivided, the Per Share Warrant Price shall be proportionately reduced as of the effective date of such subdivision, or as of the date a record is taken of the holders of Class A Stock for the purpose of so subdividing, whichever is earlier. In case outstanding shares of Class A Stock shall be combined, the Per Share Warrant Price shall be proportionately increased as of the effective date of such combination, or as of the date a record is taken of the holders of Class A Stock for the purpose of so combining, whichever is earlier.

     d. Stock Dividends. In case shares of Class A Stock are issued as a dividend or other distribution on the Class A Stock (or such dividend is declared), then the Per Share Warrant Price shall be adjusted, as of the date a record is taken of the holders of Class A Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to that price determined by multiplying the Per Share Warrant Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Class A Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Class A Stock outstanding immediately after the declaration or payment of such dividend or other distribution. In the event that the Company shall declare or pay any dividend on the Class A Stock payable in any right to acquire Class A Stock for no consideration, then, for purposes of calculating such adjustment, the Company shall be deemed to have made a dividend payable in Class A Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Class A Stock.

     e. Adjustment of Aggregate Number of Warrant Shares Issuable. Upon each adjustment of the Per Share Warrant Price under the provisions of this Section 3, the aggregate number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to an amount determined by multiplying the Warrant Shares issuable prior to such adjustment by a fraction determined by dividing (x) the Per Share Warrant Price in effect immediately prior to the event causing such adjustment by (y) such adjusted Per Share Warrant Price.

     f. Minimum Adjustment. No adjustment of the Per Share Warrant Price shall be made if the amount of any such adjustment would be an amount less than 1% of the Per Share Warrant Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of 1% or more.

     g. Treasury Shares. The number of shares of Class A Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

     h. Notices. If at any time, (x) the Company shall declare a stock dividend (or any other distribution except for cash dividends) on its Class A Stock; (y) there shall be any capital reorganization or reclassification of the Class A Stock, or any consolidation or merger to which the Company is a party, or any sale or transfer of all of substantially all of the assets of the Company; or
(z) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, in any one or more of such cases, the Company shall give written notice to the Holder, not less than 10 days before any record date or other date set for definitive action, or of the date on which such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the current Per Share Warrant Price and the kind and amount of Class A Stock and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date (to the extent known) as of which the holders of the Class A Stock of record shall be entitled to exchange their Class A Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. In addition, whenever the aggregate number of Warrant Shares issuable upon exercise of this Warrant and Per Share Warrant Price is adjusted as herein provided, the Chief Financial Officer of the Company shall compute the adjusted number of Warrant Shares and Per Share Warrant Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted number of Warrant Shares and Per Share Warrant Price, and such written instrument shall promptly be delivered to the recordholder of this Warrant.

     4. Exercisability.

     a. Exercise Date. This Warrant shall be vested immediately and shall be exercisable as to all Warrant Shares commencing _________ [the date which is 5 1/2 years after the date of issuance] (the "Exercise Date"), subject to acceleration as set forth in subsection (c) below.

     b. Commitment to Invest in Four Qualified Verticals. The Initial Holder has agreed to invest $2.5 million in each of four Qualified Verticals (as defined below) pursuant to the terms of that certain Subscription Agreement, dated as of April 26, 2000, by and between the Company and the Initial Holder (the "Subscription Agreement"). Such investment is required to be made during the 12-month period following the date hereof (the "12-Month Period"; which period may be increased by not more than six months (the "Black-Out Period") if a public offering by the Company is commenced during such 12-Month Period and disclosure constraints resulting from such public offering dictate a delay as determined by the Company). Upon any such determination by the Company, the Company shall so notify the Initial Holder in writing prior to the commencement of any Black-Out Period, which notice shall specify the time period by which the 12-Month Period shall be increased and the new last day of the 12-Month Period. Such notice shall be binding on the parties. For purposes of this agreement, a "Qualified Vertical" shall have the meaning ascribed to it in Section 3(b) of the Subscription Agreement.

     c. Acceleration of Exercisability.

         (i) Satisfaction of Acceleration Condition. Upon each satisfaction of an Acceleration Condition (as defined below), this Warrant shall become exercisable as to 25% of the aggregate Warrant Shares (i.e., [166,666] shares of Class A Stock). An "Acceleration Condition" shall be deemed satisfied after the occurrence of each of the following: (1) the formation of a Qualified Vertical,
(2) the consummation and funding of a $2.5 million investment in a Qualified Vertical by the Subscriber and each of the three additional industry market participants (two in the case of the Newco Qualified Vertical, as defined in Section 3 of the Subscription Agreement), and (3) the consummation of the Initial Holder's first transaction on the exchange of said Qualified Vertical [any market participant's first transaction on the exchange in the case of Dynegy, Inc.]; provided that in any event the Acceleration Condition shall be deemed satisfied on the eight-week anniversary of the satisfaction of the conditions set forth in clauses (1) and (2) above.

         (ii) Not Exercisable Prior to First Anniversary of Date of Issuance. Notwithstanding the provisions of subsection (c)(i) above, in no event will this Warrant, or any portion thereof, become exercisable prior to [____] October 2001. In the event that an Acceleration Condition is satisfied prior to such date, then the exercisability of this Warrant in connection with such satisfaction shall be deferred until [___].

     5. Fully Paid Stock; Taxes. The Company agrees that the shares of the Class A Stock represented by each and every certificate for Warrant Shares delivered on the proper exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Class A Stock is at all times equal to or less than the then Per Share Warrant Price. Subject to Section 6(c) hereof, the Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes that may be payable in respect of the issuance of any Warrant Shares or certificates therefor. The Holder covenants and agrees that it shall pay, when due and payable, all of its federal, state and local income or similar taxes that may be payable in respect of the issuance of any Warrant Shares or certificates therefor, if any.

     6. Transfer

     a. Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event the Holder desires to transfer this Warrant or any of the Warrant Shares issued in accordance with the terms hereof, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee, unless such transfer is a transfer of the Warrant Shares pursuant to an effective Registration Statement. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel acceptable to the Company to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under either such act, or to the effect that the Warrant or Warrant Shares to be sold or transferred have been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.

     b. Registration Rights. The Warrant Shares are the subject of the Registration Rights Agreement attached to the Subscription Agreement as Exhibit D.

     c. Swap or Hedging Transactions. Subject to Section 3(c) of the Subscription Agreement, without the prior written consent of the Company, the Holder may not enter into any swap or other hedging transaction relating to the Warrants or the Warrant Shares.

     d. Transfer. Subject to Section 4(c), without the prior written consent of the Company, neither this Warrant, nor any interest herein, may be sold, assigned, transferred, pledged, encumbered or otherwise disposed of. Any sale, assignment, transfer, pledge, encumbrance or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect. The provision of this Section 6(d) shall not be applicable to the Warrant Shares.
Without limitation of the foregoing, Subscriber agrees that if it transfers its rights hereunder to a Subsidiary pursuant to Section 16(k) of the Subscription Agreement, it shall not sell, assign or transfer the stock of such Subsidiary during the 12-month lock-up.

     e. Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act or eligible for resale pursuant to Rule 144(k) under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Delaware law:

         "The shares of Class A Common Stock
         represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

     7. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     8. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

     9. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

     a. the Company at One World Trade Center, 103rd Floor, New York, New York 10048, Attention: General Counsel, or such other address as the Company has designated in writing to the Holder, or

     b. the Holder at 1000 Louisiana, Suite 5800, Houston, Texas 77002,
Attention: General Counsel, or such other address as the Holder has designated in writing to the Company.

     10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

     11. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflict of laws thereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer as of this ______ day of April, 2000.




                      eSPEED, INC.

                      By:____________________________
                               Name:
                               Title:

                                  SUBSCRIPTION

         The undersigned, __________________________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of _________________________ shares of the Class A Common Stock of eSPEED, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated __________________                      Signature________________________
                                                       Address_________________

                                                              _________________


                                   ASSIGNMENT

         FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_________________________, attorney, to transfer said Warrant on the books of eSPEED, INC.

Dated __________________                     Signature__________________________
                                                      Address___________________

                                                             ___________________


                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED _________________________ hereby assigns and transfers unto _________________________ the right to purchase
_________________________ shares of the Class A Common Stock of eSPEED, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint
_________________________, attorney, to transfer that part of said Warrant on the books of eSPEED, INC.

Dated __________________                     Signature__________________________
                                                      Address___________________

                                                             ___________________

                                                                       EXHIBIT B

Wire transfer instructions to be provided by eSpeed prior to Closing.

                                                                       EXHIBIT C

                              THE NEWCO TERM SHEET

Scope of Newco

         Newco is intended to be an electronic and telephonic marketplace for North American wholesale transactions in natural gas, electricity, coal and sulfur dioxide and nitrogen dioxide emissions (the "Newco Products").

         Newco's activities will be limited to the wholesale market. Newco will not intentionally expose itself to any unmatched market risk on the Newco Products and, prior to July 31, 2001, will not take physical title to the Newco Products. Newco will not buy or sell Newco Products from or to residential or commercial end-user customers for their end use ("Retail Customers"). eSpeed, Inc. ("eSpeed"), Cantor Fitzgerald, L.P. ("CF") and their respective subsidiaries will agree not to hold an equity interest, invest, manage or otherwise participate in any entity that buys or sells Newco Products to Retail Customers; provided, however, that nothing contained herein shall prohibit eSpeed or CF or any of their respective subsidiaries from (x) acting solely as a technology provider in any such marketplace, (y) from acquiring less than 25% of the voting securities of an entity that buys or sells Newco Products to Retail Customers so long as the acquired entity is not primarily engaged in the business of buying or selling Newco Products to Retail Customers, or (z) trading in the ordinary course of business in securities of entities that are themselves engaged in the business of buying or selling Newco Products to Retail Customers. For purposes of the preceding sentence, "primarily engaged" shall mean that the acquired entity derives more than 17.5% of its revenues from the business of buying or selling Newco Products to Retail Customers.

Equity Participation in Newco

         It is anticipated that Newco will have a total of three stockholders consisting of a limited liability company (the "LLC") formed by the participating Anchors for the benefit of up to 10 energy industry participants, inclusive of the participating Anchors (the "EIPs"), eSpeed and CF. The initial EIPs will be comprised of the participating Anchors, and the additional EIPs will be selected from an agreed upon list of 10 - 15 acceptable industry market participants (the "List"). The initial participating Anchor will be The Williams Companies, Inc. ("Williams"). Any of the participating Anchors, eSpeed and CF may invite an additional industry market participant to invest in Newco from said List until the 9th month anniversary of the closing date with respect to the initial LLC investment in Newco as described below (the "Initial Newco Closing Date"). Invitations to additional industry market participants shall be accepted on a first come first served basis. If invitees can not be distinguished on the basis of the time of their willingness to commit, the Board of Newco shall resolve any oversubscription issues in its sole discretion. In the event that there are fewer than seven EIPs after the 9th month anniversary of the Initial Newco Closing Date, eSpeed and CF shall have the right to invite additional industry market participants from the List for an additional 9-month period as set forth under the caption "LLC Investment" below. The LLC, EIPs, eSpeed and CF will enter into a Stockholders' Agreement to provide for (i) voting of Newco Board members as set forth below in this Newco Term Sheet under the Section captioned "Management of Newco", (ii) rights of first refusal and co-sale rights (including tag-along and drag-along rights),
(iii) non-solicitation and confidentiality obligations and (iv) the agreement of each such stockholder to cause actions that require the consent of eSpeed or CF designees on the Board of Newco not to be taken without requisite consent. The Stockholders' Agreement shall terminate following the initial public offering of Newco, except for the matters addressed in (i) and (iii) above and the matters in (iv) above but only as they relate to transaction commissions (including any reductions) and data pricing.

         All share information set forth below is on a fully-diluted basis as of the Initial Newco Closing Date.

         LLC Investment:                    In exchange for a cash investment of
                                            $2.5 million from the participating
                                            Anchor, the LLC will initially
                                            receive 7.5% of the outstanding
                                            common stock of Newco and warrants
                                            to purchase an additional 67.5% of
                                            the outstanding common stock of
                                            Newco. These Newco warrants will be
                                            exercisable in increments of $2.5
                                            million for 7.5% of the outstanding
                                            common stock of Newco if and only
                                            if an additional EIP becomes a
                                            member of the LLC and invests $2.5
                                            million in the LLC. Each time an
                                            EIP is added, the warrants shall
                                            become exercisable by the LLC in
                                            exchange for an additional $2.5
                                            million investment by the LLC in
                                            Newco. Upon the 9th month
                                            anniversary of the Initial Newco
                                            Closing Date if there are fewer
                                            than seven EIPs, eSpeed and CF
                                            shall have the right to invite
                                            additional industry market
                                            participants from the List for a
                                            period of an additional 9 months.
                                            If after such 18 month period there
                                            are (i) at least eight EIPs, then
                                            any unexercised Newco warrants will
                                            be allocated pro rata among the
                                            EIPs and (ii) less than eight EIPs,
                                            then a portion of the unexercised
                                            Newco warrants will be forfeited as
                                            set forth in Annex A and any
                                            unforfeited unexercised Newco
                                            warrants will be allocated pro rata
                                            among the EIPs. If any warrants are
                                            so forfeited, the exercise price
                                            per share of common stock of Newco
                                            issuable upon exercise of the
                                            remaining warrants held by Newco
                                            shall be reduced by multiplying the
                                            exercise price by a fraction, the
                                            numerator of which shall be the
                                            number of shares of outstanding
                                            common stock of Newco then
                                            owned by eSpeed and CF and the
                                            denominator shall be the number of
                                            shares of outstanding common stock
                                            of Newco held by the LLC, including
                                            for such purpose, the shares
                                            underlying unforfeited Newco
                                            warrants held by the LLC. Such
                                            exercise price may also be reduced
                                            in another economically appropriate
                                            manner to address such forfeiture
                                            as equitably determined by the
                                            parties. The Newco warrants shall
                                            be exercisable for a 30 day period
                                            from any such allocation. Each EIP
                                            shall make an additional capital
                                            contribution to the LLC in the
                                            amount required to exercise any
                                            unexercised Newco warrants so
                                            allocated to it. If an EIP fails to
                                            make such contribution, the
                                            unexercised Newco warrants so
                                            allocated to it will be allocated
                                            pro rata among the other EIPs who
                                            desire to make such
                                            non-contributing EIP's
                                            contribution.

                                            Dynegy, Inc. ("Dynegy") will have
                                            the right for a 30 day period
                                            commencing October 1, 2001 to
                                            acquire an EIP interest in Newco
                                            through an investment in the LLC for
                                            $2.5 million. Dynegy's right to make
                                            any investment in the LLC shall
                                            terminate on November 1, 2001. If an
                                            initial public offering of Newco
                                            shall occur prior to October 1,
                                            2000, Dynegy will have the right to
                                            accelerate its investment, in whole
                                            or in part, in Newco so long as
                                            Dynegy's ownership does not exceed
                                            4.9% of Newco's outstanding stock;
                                            provided that, in such event, Dynegy
                                            shall have no Board designee rights
                                            prior to August 2001 and any Board
                                            designee rights that it would have
                                            but for this limitation may be
                                            exercised by the other LLC members
                                            acting collectively.

                                            The LLC operating agreement will
                                            provide that [ * ECONOMIC TERMS
                                            OMITTED ]of the Newco common stock
                                            (inclusive of shares acquired by the
                                            LLC upon exercise of the Newco
                                            warrants) will be allocated equally
                                            among the EIPs and the remaining [
                                            *ECONOMIC TERMS OMITTED] of the
                                            Newco common stock (inclusive of
                                            shares acquired by the LLC upon
                                            exercise of the Newco warrants) (the
                                            "Jumpball Shares") will be allocated
                                            among the EIPs based upon the

-------------
*This information has intentionally been omitted and has been filed separately with the Securities and Exchange Commission. It is subject to a confidential treatment request.

                                            Cumulative Transaction Revenue paid
                                            by each EIP and received by Newco
                                            and eSpeed in the aggregate in the
                                            Newco/eSpeed trading system (i.e.,
                                            100% of electronic and
                                            non-electronic (as set forth on
                                            paragraphs (a) through (c) of
                                            Schedule 4 to this Newco Term Sheet)
                                            transaction service revenues
                                            ("Transaction Revenues") in the
                                            Newco Products measured over the
                                            five year period from the Initial
                                            Newco Closing Date (the "Cumulative
                                            Transaction Revenue").
                                            Non-transaction revenue, such as
                                            data, ancillary service and
                                            advertising revenue, shall not be
                                            included as transaction revenue. No
                                            EIP shall be entitled to receive
                                            more than two times its pro rata
                                            share of the Jumpball Shares with
                                            pro ration to be based solely upon
                                            the number of EIPs (the "Jumpball
                                            Cap"). In the event that an EIP
                                            would otherwise be entitled to
                                            receive more than the Jumpball Cap,
                                            then any such excess shares shall be
                                            allocated among the other EIP's in
                                            proportion to their Cumulative
                                            Transaction Revenue to the extent
                                            that, together with such additional
                                            allocation, they would not be
                                            entitled to receive more than the
                                            Jumpball Cap.

                                            As soon as reasonably practicable,
                                            but in no event later than 30 days
                                            following each full quarterly period
                                            after the Initial Newco Closing
                                            Date, CF shall prepare and circulate
                                            to each EIP a quarterly report
                                            reasonably detailing the total
                                            volume and transaction revenue
                                            generated and paid by (i) such EIP
                                            and (ii) all the EIPs in the
                                            aggregate to Newco and eSpeed for
                                            such quarter. As soon as reasonably
                                            practicable, but in no event later
                                            than 90 days following each
                                            anniversary of the Initial Newco
                                            Closing Date, CF shall prepare and
                                            circulate to each EIP a statement
                                            (the "Statement") reasonably
                                            detailing the total volume and
                                            transaction revenue and percentage
                                            of transaction revenue generated and
                                            paid by (i) such EIP and (ii) all
                                            the EIPs in the aggregate to Newco
                                            and eSpeed for the preceding
                                            12-month period. The annual
                                            Statement shall be certified at
                                            Newco's expense by a firm of
                                            certified public accountants
                                            selected by Newco (the "Selected
                                            Accounting Firm"), which firm may
                                            differ from year to year. The EIPs
                                            shall have a period of 60 days after
                                            receipt of the Statement to present
                                            in writing to CF and the other EIPs
                                            any objections thereto, setting
                                            forth the specific item or items to
                                            which each such objection relates
                                            and the specific basis for each such
                                            objection. A

                                            Statement shall be deemed to be
                                            acceptable to an EIP unless it
                                            shall have made a written objection
                                            thereto within such 60 day period.
                                            If an EIP shall raise any such
                                            objection within such 60 day period
                                            and such EIP and CF shall fail to
                                            reach an agreement with respect to
                                            any such objection, then such
                                            disputed objection shall, not later
                                            than 30 days after one of the
                                            parties affirmatively terminates
                                            discussions in writing with respect
                                            to such objection, be submitted for
                                            resolution to the Selected
                                            Accounting Firm. The EIP and CF
                                            shall use reasonable efforts to
                                            cause said accounting firm, within
                                            30 days of its appointment, to
                                            resolve the disputes submitted to
                                            it. The fees and expenses of this
                                            accounting firm shall be paid (i)
                                            by the disputing EIP, if the
                                            discrepancy between the
                                            calculations in the Statement and
                                            the calculations of such accounting
                                            firm is less than 2% of the
                                            Statement's calculations, and (ii)
                                            by Newco, if the discrepancy
                                            between the calculations of such
                                            accounting firm is 2% or greater.
                                            Any such resolution by this
                                            accounting firm concerning any item
                                            in dispute shall be final and
                                            binding on the parties without
                                            further right of appeal. In no
                                            event shall an EIP be entitled to
                                            review or object to the transaction
                                            revenues of any other EIP or the
                                            combined Cumulative Transaction
                                            Revenue for all EIPs.

                                            Once the Statement reflecting the
                                            Cumulative Transaction Revenue of
                                            each EIP which is delivered
                                            following the fifth anniversary of
                                            the closing of the Initial Newco
                                            Closing Date becomes final and
                                            binding, the shares of Newco common
                                            stock shall be allocated among the
                                            EIPs in proportion to their
                                            Cumulative Transaction Revenue as
                                            described above.

                                            The LLC operating agreement will
                                            provide that it may not be amended
                                            in any manner which would modify the
                                            allocation provisions set forth
                                            therein without eSpeed's consent.

         eSpeed's Investment:               In exchange for an aggregate cash
                                            investment of $2.0 million, eSpeed
                                            will receive 5% of the outstanding
                                            equity of Newco on the Initial
                                            Newco Closing Date.

         CF's Investment:                   In exchange for (i) an aggregate
                                            cash investment of $4.25 million,
                                            (ii) the assignment of certain
                                            rights under the
                                            services agreement between eSpeed
                                            and CF described on Schedule 1, and
                                            (iii) the transfer of certain
                                            business assets described on
                                            Schedule 2, CF will receive 20% of
                                            the outstanding equity of Newco on
                                            the Initial Newco Closing Date.

Management of Newco

         Newco shall be formed as soon as there are a total of three EIPs (including the participating Anchors) and rights to designate Newco Board members shall be as follows:


------------------------------- --------------------------- -------------------------- ---------------------------
    Total Number of EIPs           Total Number to be                Total                       Total
    ---------------------          -------------------               ------                      -----
  (including Participating      Designated by all the EIPs          Number to                  Number to
  -------------------------     --------------------------          ---------                  ---------
           Anchors)                   (One Per EIP)                    be                          be
           --------                   -------------                    --                          --
                                                                   Designated                 Designated
                                                                   -----------                ----------
                                                                    By eSpeed                    by CF
------------------------------- --------------------------- -------------------------- ---------------------------
              3                             3                           1                          1
------------------------------- --------------------------- -------------------------- ---------------------------
              4                             4                           1                          1
------------------------------- --------------------------- -------------------------- ---------------------------
              5                             5                           1                          1
------------------------------- --------------------------- -------------------------- ---------------------------
              6                             6                           1                          1
------------------------------- --------------------------- -------------------------- ---------------------------
              7                             7                           2                          1
------------------------------- --------------------------- -------------------------- ---------------------------

As additional EIPs are added, each EIP shall have the right to designate one Board member and eSpeed and CF shall have the right to designate directors in proportion to their collective equity participation in Newco (e.g., if eSpeed and CF own 25% of the equity securities of Newco they shall have the right to collectively designate 25% of the Board); provided that in no event shall eSpeed and CF have less than one Board designee each and if the number of designees is an odd number, eSpeed shall designate the extra director. The director designee of an EIP, eSpeed or CF shall be a full-time employee of such party or its wholly-owned subsidiary, its ultimate parent entity or a wholly-owned subsidiary of its ultimate parent entity. The majority of the designees of the non-competing EIPs shall have the right to remove the designee of any EIP if such EIP or its designee participates in the management (whether by contract, equity ownership, representation on the Board of Directors or otherwise) of an entity which is competitive with Newco; provided that, any such participation in the management of a competitive entity in existence at the time a party becomes an EIP and disclosed by the EIP at the time of its investment in Newco shall not be grounds for removal. An EIP shall lose its director designee rights if its economic interest in Newco common stock held by the LLC falls below 2.5% of the outstanding shares held by the parties to the Stockholders' Agreement. In the event that an EIP loses its director designee rights pursuant to the preceding two sentences, the other EIPs, voting together, shall have the right to fill the seats that become vacant as a result of such loss of designee rights. All action of the Newco Board shall be taken by majority vote of the Newco Board, except for those matters set forth on Schedule 3 which shall require the approval of a majority of the Newco Board as well as a majority of the director designees of either eSpeed or CF.

Newco Services Agreement

         Upon formation, Newco will enter into a services agreement with eSpeed pursuant to which eSpeed will provide the global technology infrastructure for the transactional and technology related elements of the marketplace as well as access to its futures exchange to be hosted by eSpeed in exchange for a percentage of transactional and other revenues. The terms of such service agreement are set forth on Schedule 4.

Newco Administrative Services Agreement

         Upon formation, Newco will enter into an administrative services agreement with CF pursuant to which CF will act as market operator and will manage the day-to-day administrative operations of Newco. The terms of such administrative services agreement are set forth on Schedule 5.

Registration Rights of eSpeed, CF, the Anchors and the other EIPs

         eSpeed, CF and the EIPs will be entitled to those registration rights with respect to their Newco common stock set forth on Schedule 6.

                                                                       EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT

                                  by and among

                                  eSpeed, Inc.

                                       and

                           The Investors Named Herein


                                TABLE OF CONTENTS

ARTICLE I DEMAND REGISTRATIONS..................................................................................1
   1.1    Requests for Registration.............................................................................1
          -------------------------
   1.2    Number of Demand Registrations; Expenses..............................................................2
          ----------------------------------------
   1.3    Effective Registration Statement......................................................................2
          --------------------------------
   1.4    Priority on Demand Registrations......................................................................3
          --------------------------------
   1.5    Selection of Underwriter..............................................................................3
          ------------------------
ARTICLE II PIGGYBACK REGISTRATIONS..............................................................................3
   2.1    Right to Piggyback....................................................................................4
          ------------------
   2.2    Piggyback Expenses....................................................................................4
          ------------------
   2.3    Priority on Primary Registrations.....................................................................4
          ---------------------------------
   2.4    Priority on Secondary Registrations...................................................................5
          -----------------------------------
ARTICLE III HOLDBACK AGREEMENTS.................................................................................5
ARTICLE IV REGISTRATION PROCEDURES..............................................................................5
ARTICLE V REGISTRATION EXPENSES.................................................................................8
   5.1    Registration Expenses.................................................................................8
          ---------------------
   5.2    Holders' Expenses.....................................................................................8
          -----------------
ARTICLE VI UNDERWRITTEN AND OTHER OFFERINGS.....................................................................9
   6.1    Underwriting Agreement................................................................................9
          ----------------------
   6.2    Obligations of Participants...........................................................................9
          ---------------------------
ARTICLE VII INDEMNIFICATION.....................................................................................9
   7.1    Company's Indemnification Obligations.................................................................9
          -------------------------------------
   7.2    Holder's Indemnification Obligations.................................................................11
          ------------------------------------
   7.3    Notices; Defense; Settlement.........................................................................11
          ----------------------------
   7.4    Indemnity Provision..................................................................................12
          -------------------
ARTICLE VIII DEFINITIONS.......................................................................................12
   8.1    Terms................................................................................................12
          -----
   8.2    Defined Terms in Corresponding Sections..............................................................14
          ---------------------------------------
ARTICLE IX MISCELLANEOUS.......................................................................................14
   9.1    Amendments and Waivers...............................................................................14
          ----------------------
   9.2    Successors and Assigns...............................................................................15
          ----------------------
   9.3    Notices..............................................................................................15
          -------
   9.4    Headings.............................................................................................16
          --------
   9.5    Gender...............................................................................................16
          ------
   9.6    Invalid Provisions...................................................................................16
          ------------------
   9.7    Governing Law; Forum; Process........................................................................16
          -----------------------------
   9.8    Counterparts.........................................................................................17
          ------------
   9.9    Additional Investors.................................................................................17
          --------------------
ARTICLE X RULE 144 REPORTING...................................................................................17

                  REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of April __, 2000, by and among eSpeed, Inc., a Delaware corporation (the "Company"), the parties that have executed the signature pages hereto (the "Initial Investors") and such other parties that otherwise execute a joinder agreement and become a party hereto (collectively, the "Investors").

                                    RECITALS

                  WHEREAS, as an inducement to each of the Initial Investors to invest in the Company, the Company desires to grant to each of the Initial Investors registration rights with respect to the shares (the "Shares") of Class A Common Stock (as defined in Section 8.1 below) and warrants to purchase shares of Class A Common Stock (the "Warrants") issued to the Initial Investors on the date hereof as set forth on Schedule A hereto, on the terms and subject to the conditions set forth herein.

                  NOW THEREFORE, in consideration of the mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                              DEMAND REGISTRATIONS

                  1.1 Requests for Registration . Subject to Sections 1.2 and 1.3 hereof, the Initial Investors may request, in writing, registration under the Securities Act of all or part of their Registrable Securities. Within 15 days after receipt of any such request, the Company will give notice of such request to all other Investors and to other persons holding piggyback registration rights entitling them to have securities of the Company included within such registration ("Other Holders"). Thereafter, the Company will use all reasonable efforts to effect the registration under the Securities Act (i) on Form S-1 or any similar long-form registration statement (a "Long-Form Registration") or (ii) on Form S-3 or any similar short-form registration statement (a "Short-Form Registration") if the Company qualifies to effect a Short- Form Registration, and will include in such registration all Registrable Securities and securities of the Company held by the Other Holders with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice, subject to the provisions of
Section 1.4. All registrations initiated by an Investor pursuant to this Section
1.1 are referred to herein as "Demand Registrations". The Company shall not be required to effect any underwritten Demand Registration requested by an Initial Investor if either (a) within the 12 months preceding the receipt by the Company of such request, the Company has filed and has had declared effective by the Commission a Registration Statement with respect to an underwritten offering under this Section 1.1 or has filed and has had declared effective by the Commission another Registration Statement with respect to an underwritten offering to which the Piggyback Registration rights set forth in Article II hereof apply and such Initial Investor had an opportunity to include all the shares requested to be included in such Registration Statements; and provided further that the Company shall not be required to effect any Demand Registration requested by an Initial Investor if such Investor may sell all of the Registrable Securities requested to be included in such Demand Registration without registration under the Securities Act, pursuant to the exemption provided by (i) Rule 144(k) under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.] The rights of an Initial Investor pursuant to this
Section 1.1 shall be assignable in accordance with the provisions of Section
9.9.

                  1.2 Number of Demand Registrations; Expenses . Subject to Sections 1.1 and 1.3 hereof, each of the Initial Investors shall be entitled to
(i), from and after the one year anniversary of the date hereof, one Demand Registration and (ii), from and after the date on which such Initial Investor's Warrants become fully exercisable, one additional Demand Registration, with no more than one of such Demand Registrations being a Long-Form Registration; provided, however, that the Company need not effect any requested Demand Registration unless the expected proceeds of such registration exceed $20,000,000. The Company will pay all Registration Expenses in connection with any Demand Registration.

                  1.3 Effective Registration Statement . A registration requested pursuant to Section 1.1 of this Agreement shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has been declared effective by the Commission, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, and, as a result thereof, the Registrable Securities covered thereby have not been sold or (iii) the Registration Statement does not remain effective for a period of at least 180 days beyond the effective date thereof or, with respect to an underwritten offering of Registrable Securities, until 45 days after the commencement of the distribution by the holders of the Registrable Securities included in such Registration Statement. If a registration requested pursuant to this Article I is deemed not to have been effected as provided in this Section 1.3, then the Company shall continue to be obligated to effect the number of Demand Registrations set forth in Section 1.2 without giving effect to such requested registration. The Initial Investors of the Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration; provided that in the event of, and concurrently with such withdrawal, the Initial Investors responsible for such Demand Registration shall either (x) pay or reimburse the Company for all fees and expenses (including counsel fees and expenses) incurred by them and the Company prior to such withdrawal or (y) agree to forfeit one of its Demand Registration rights hereunder.

                  1.4 Priority on Demand Registrations . If the Company includes in any underwritten Demand Registration any securities which are not Registrable Securities and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other shares of Common Stock proposed to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering, the Company will include in such registration (i) first, the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, by the Investor initiating the Demand Registration, (ii) second, that number of other shares of Common Stock proposed to be included in such registration equally between Cantor Fitzgerald Securities and its Affiliates, and their successors and assigns on the one hand (the "Priority Piggyback Registration Holders"), and any other Investors exercising their Piggyback Registration rights on the one hand and (iii) third, that number of other shares of Common Stock proposed to be included in such registration, pro rata among any other holders exercising their respective piggyback registration rights thereof based upon the total number of shares which such holders propose to include in such registration.

                  1.5 Selection of Underwriter. If the Investor exercising its right to a Demand Registration so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company shall select one or more nationally recognized firms of investment bankers to act as the lead managing Underwriter or Underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

                  1.6 Limitations, Conditions and Qualifications to Obligations for a Demand Registration. The Company shall be entitled to postpone, for a reasonable period of time (but not exceeding 90 days), the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 1.1 if the Company determines, in its good faith judgment, that such registration and offering would interfere with any material financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates and promptly gives the holders of Registrable Securities requesting registration thereof pursuant to Section 1.1 written notice of such determination, containing an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, holders of Registrable Securities requesting the Demand Registration pursuant to Section 1.1 shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 1.1 hereof.

                                   ARTICLE II
                            PIGGYBACK REGISTRATIONS

                  2.1 Right to Piggyback. From and after the date which is 12 months from the date of this Agreement, whenever the Company proposes to register any of its equity securities under the Securities Act (other than a registration effected in connection with a Company stock option or other employee benefit plan (such as a Registration Statement on Form S-8), a registration effected in connection with the conversion of debt securities, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities (such as a Registration Statement on Form S-4), or a registration effected in connection with an acquisition), and the form of registration statement to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give notice (the "Notice") to all Investors of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein, subject to the provisions of Section 2.3 and 2.4 hereof. Such requests for inclusion shall be in writing and delivered to the Company within 20 days after the Investor's receipt of the Notice and shall specify the number of Registrable Securities intended to be disposed of and the intended method of distribution thereof. Any holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.1 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggyback Registration at any time prior to the time it becomes effective. The Company is not required to include in a registration any Registrable Securities which the holder is not then entitled to offer to sell whether by contractual restriction or by law.

                  2.2 Piggyback Expenses. The Registration Expenses of the Investors will be paid by the Company in all Piggyback Registrations

                  2.3 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, that number of other shares of Common Stock proposed to be included in such registration by the Priority Piggyback Registration Holders and (iii) third, that number of other shares of Common Stock proposed to be included in such registration, pro rata among any other holders (including the Investors) exercising their respective piggyback registration rights thereof based upon the total number of shares which such holders (including the Investors) propose to include in such registration.

                  2.4 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders (other than the Investors) of the Company's securities, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the number of shares of Common Stock requested to be included by the holders exercising their demand registration rights, and (ii) second, that number of other shares of Common Stock proposed to be included in such registration, pro rata among any other holders (including the Investors) exercising their respective piggyback registration rights thereof based upon the total number of shares which such holders (including the Investors) propose to include in such registration.

                                   ARTICLE III
                              HOLDBACK AGREEMENTS

                  In the event the Company or another holder of the Company's stock proposes to enter into an underwritten public offering, each holder of Registrable Securities agrees to enter into an agreement with the managing underwriters not to effect any sale or distribution of equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, during the period beginning on the date of such offering and extending for up to 90 days; provided that such holders shall not be so obligated unless the Company and each of its Affiliates enter into the same or comparable lock-up agreement for the same period and further shall not be so obligated if such holder then owns less than 2% of the outstanding Class A Common Stock.

                                   ARTICLE IV
                            REGISTRATION PROCEDURES

                  Whenever holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement (the "Selling Holders"), the Company will use reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company will:

                  (a) use reasonable efforts to prepare and file with the Commission a Registration Statement with respect to such Registrable Securities as soon as practicably thereafter and, in the case of a Demand Registration within 60 days (subject to a postponement pursuant to Section 1.6) of the request for a Demand Registration and use all reasonable efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, that as promptly as practicable before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will (i) furnish to the Selling Holders copies of all such documents proposed to be filed and (ii) notify each Selling Holder of Registrable Securities covered by such Registration Statement of (x) any request by the Commission to amend such Registration Statement or amend or supplement any Prospectus, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to promptly remove it if entered; and provided further that the Company shall not be required to keep such Registration Statement effective for more than (i) 45 days in the case of a Piggyback Registration or a Demand Registration with respect to an underwritten offering or (ii) 180 days in the case of a Demand Registration (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, but not prior to the expiration of the applicable period referred to in
Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable);

                  (b) (i) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                  (c) furnish to each Selling Holder, without charge, such number of conformed copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

                  (d) use all reasonable efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions in the United States in which a registration or qualification is required as any Selling Holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided, however, that the Company will not be required to
(i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (e) notify each Selling Holder, at a time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event known to the Company as a result of which the Prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of any such Selling Holder, the Company will prepare and furnish such Selling Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (f) make available for inspection by any Selling Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Selling Holder or underwriter, all applicable, non-confidential due diligence documents of the Company which are requested, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement to enable them to conduct a reasonable investigation within the meaning of the Securities Act, including a customary accountant's "comfort" letter and opinion of counsel to the Company;

                  (g) subject to other provisions hereof, use all reasonable efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the Selling Holders thereof to consummate the disposition of such Registrable Securities;

                  (h) promptly notify the Selling Holders of the issuance of any stop order by the Commission or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and use every reasonable effort to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus; and

                  (i) promptly notify the Selling Holders of the occurrence of any pending material merger, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates which makes it imprudent for the Company to be in registration, as determined in the good faith judgment of the Company (a "Black-Out Period"). The Company shall not impose Black-Out Periods that, either individually or in the aggregate, exceed 90 days during any fiscal year of the Company.

                  The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or any regulatory authority. The Company may exclude from such Registration Statement any holder who fails to provide such information.

                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (a), (e), (h) or (i) above, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (a) or (e) above, or in the case of a Black-Out Period until the Company notifies the Selling Holders that the period has ended, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. The periods referred to in paragraph (a) above for maintaining the effectiveness of the Registration Statement shall be extended for a period equal to the period during which the disposition of the Registrable Securities is discontinued as set forth in the immediately preceding sentence.

                                    ARTICLE V
                             REGISTRATION EXPENSES

                  5.1 Registration Expenses. All registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws, printing expenses, listing fees for securities to be registered on a national securities exchange or The Nasdaq Stock Market and all independent certified public accountants, underwriters (excluding discounts and commissions), fees and expenses of counsel to the Company and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company as provided in Sections 1.2 and 2.2 of this Agreement, but subject to the provisions of Section 1.3 of this Agreement.

                  5.2 Holders' Expenses. The Company shall have no obligation to pay (i) any underwriting discounts or commissions attributable to the sale, or potential sale, of Registrable Securities, which expenses will be borne by all Selling Holders of Registrable Securities included in such registration; and (ii) any fees or expenses of counsel or others retained by the Selling Holders in connection with the sale, or potential sale, of Registrable Securities.

                                   ARTICLE VI
                        UNDERWRITTEN AND OTHER OFFERINGS

                  6.1 Underwriting Agreement. If requested by the underwriters for any underwritten offering involving the Registrable Securities, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory to the Company and to contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including, without limitation, indemnities customarily included in such agreements. The holders of the Registrable Securities will cooperate in good faith with the Company in the negotiation of the underwriting agreement.

                  6.2 Obligations of Participants. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, escrow agreements and other documents required under the terms of such underwriting arrangements and consistent with the provisions of this Agreement. In addition, the Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such Registration Statement any Holder who fails to provide such information.

                                   ARTICLE VII
                                INDEMNIFICATION

                  7.1 Company's Indemnification Obligations. The Company agrees to indemnify and hold harmless each of the holders of any Registrable Securities covered by any Registration Statement referred to herein and each other Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Holder Indemnitees"), as follows:

                           (i) against any and all loss, liability, claim,
damage or reasonable expense arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim,
damage and reasonable expense to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

                           (iii) against any and all reasonable expense incurred
by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company by or on behalf of any holder expressly for use in the preparation of any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto); provided further, that (other than in connection with an underwritten offering) the Company will not be liable to any holder or any other Holder Indemnitee under the indemnity agreement in this Section 7.1 with respect to any preliminary Prospectus or the final Prospectus or the final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such Holder Indemnitee results from the fact that such holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus or of the final Prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to such holder; and provided further, that the Company will not be liable to any holder or any other Holder Indemnitee under the indemnity agreement in this Section 7.1 to the extent that any such loss, liability, claim or expense arises out of or is based upon an untrue statement or omission in any Prospectus, even if an amended and corrected Prospectus is not furnished to such holder, but only to the extent that the holder, after being notified by the Company pursuant to paragraph (e) of Article III hereof, continues to use such Prospectus and in such case and to the extent of, and with respect to, damages which arise after the holder receives such notice.

                  7.2 Holder's Indemnification Obligations. In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.1 of this Agreement) the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made about such holder in reliance upon and in conformity with information furnished to the Company by or on behalf of such holder expressly for inclusion in such Registration Statement. The obligations of each holder pursuant to this Section
7.2 are to be several and not joint; provided that, with respect to each claim pursuant to this Section 7.2, each such holder's maximum liability under this Section shall be limited to an amount equal to the net proceeds received by such holder (after deducting any underwriting discount) from the sale of Registrable Securities being sold pursuant to such Registration Statement or Prospectus by such holder.

                  7.3 Notices; Defense; Settlement. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 7.1 or Section 7.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 7.1 or Section 7.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in the reasonable opinion of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all the Selling Holders, selected by a majority of the Selling Holders or (ii) more than one counsel for the Company in connection with any one action or separate but similar or related actions, as applicable. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable opinion of counsel to any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

                  7.4 Indemnity Provision. The Company and each holder of Registrable Securities requesting registration shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority.

                             ARTICLE VIIIDEFINITIONS

                  8.1 Terms. As used in this Agreement, the following defined terms shall have the meanings set forth below:

         "Affiliate" means, with respect to any specified party, any other individual, partnership, corporation or other organization, whether incorporated or unincorporated, who, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified party. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a party, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

         "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

         "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company and any securities into which the Class A Common Stock shall have been changed or any securities resulting from any reclassification or recapitalization of the Class A Common Stock.

         "Commission" means the U.S. Securities and Exchange Commission.

         "Common Stock" means the shares of Common Stock, regardless of designation, of the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to the equivalent section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Prospectus" means the Prospectus included in any Registration Statement (including without limitation, a Prospectus that disclosed information previously omitted from a Prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any Prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registrable Securities" means (i) the Shares, (ii) the Class A Common Stock issued or issuable at any time upon the exercise of the Warrants, and
(iii) any securities issued or received in respect of, or in exchange or in substitution for any of the foregoing. Registrable Securities will continue to maintain their status as Registrable Securities in the hands of a transferee from an Investor of a majority of the Registrable Securities held by such Investor provided such transferee executes a joinder agreement described by
Section 9.9. After the transfer (in one or more transactions) of a majority of the Registrable Securities held by an Investor, any remaining Registrable Securities held by such Investor shall cease to be Registrable Securities. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they (w) have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (x) may be sold pursuant to Rule 144 under the Securities Act without volume or manner of sale limitation (or any similar provisions then in force), (y) have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend and not subject to any stop order and such securities may be publicly resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act, or (z) have ceased to be outstanding

         "Registration Statement" means any Registration Statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to a comparable section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

                  8.2 Defined Terms in Corresponding Sections . The following defined terms, when used in this Agreement, shall have the meaning ascribed to them in the corresponding Sections of this Agreement listed below:

"Agreement"       --                                       Preamble

"Company"         --                                       Preamble

"Demand Registration"      --                              Section 1.1

"Holder Indemnitees"       --                              Section 7.1

"Initial Investors"        --                              Preamble

"Investors"       --                                       Preamble

"Long-Form Registration"   --                              Section 1.1

"Notice" --                                                Section 2.1

"Other Holders"     --                                     Section 1.1

"Piggyback Registration"   --                              Section 2.1

"Priority Piggyback Registration Holders"   --             Section 1.4

"Registration Expenses"    --                              Section 5.1

"Selling Holder"  --                                       Article IV

"Shares" --                                                Recitals

"Short-Form Registration"           --                     Section 1.1

"Warrants"        --                                       Recitals



                                   ARTICLE IX
                                 MISCELLANEOUS

                  9.1 Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and the Investors representing a majority of the Registrable Securities then outstanding. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  9.2 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  9.3 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by pre-paid registered or certified mail, return receipt requested or mailed by overnight courier prepaid to the parties at the following addresses or facsimile numbers:

                  If to the Company, to:

                           eSpeed, Inc.
                           One World Trade Center
                           103rd  Floor
                           New York, New York 10048
                           Facsimile No.: (212) 938-5000
                           Attn.: General Counsel

                  with a copy to:

                           Swidler Berlin Shereff Friedman, LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, New York  10174
                           Facsimile No.:  (212) 938-5000
                           Attn.: General Counsel

                  If to any Investor, to the address set forth on the signature page hereto.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 9.3, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 9.3, be deemed given upon receipt of confirmation,
(iii) if delivered by mail in the manner described above to the address as provided in this Section 9.3, be deemed given on the earlier of the third full Business Day following the day of mailing or upon receipt, and (iv) if delivered by overnight courier to the address provided in this Section 9.3, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  9.4 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  9.5 Gender. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

                  9.6 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  9.7 Governing Law; Forum; Process. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of Delaware or any federal court sitting in the State of Delaware for purposes of any suit, action or other proceeding arising out of this Agreement (and agrees not to commence any action, suit or proceedings relating hereto except in such courts). Each of the parties hereto agrees that service of any process, summons, notice or document by U.S. registered mail at its address set forth herein shall be effective service of process for any action, suit or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, which is brought by or against it, in the courts of the State of Delaware or any federal court sitting in the State of Delaware and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  9.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  9.9 Additional Investors. Any transferee of a majority of Registrable Securities held by an Investor shall be entitled to the benefits of this Agreement, upon execution by such transferee of a joinder agreement in form reasonably satisfactory to the Company stating that such transferee agrees to be bound by the terms hereof as an "Investor". An Investor shall no longer be entitled to the benefits of this Agreement upon its transfer (in one or more transactions) of a majority of the Registrable Securities held by such Investor.

                                    ARTICLE X
                               RULE 144 REPORTING

                     The Company hereby agrees as follows:

                  (a) The Company shall use its reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act.

                  (b) The Company shall use its reasonable efforts to file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time while the Company is subject to such reporting requirements of the Exchange Act.

                  (c) The Company shall furnish to each holder of Registrable Securities forthwith upon a reasonable request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                    COMPANY:

                                    eSPEED, INC.

                                   By:_______________________________
                                            Name:
                                            Title:

                                   INITIAL INVESTORS:

                                   THE WILLIAMS COMPANIES, INC.


                                   By:_______________________________
                                            Name:
                                            Title:
                                            Address: One Williams Center
                                                     Tulsa, Oklahoma 74172





                                    DYNEGY, INC.


                                    By:_______________________________
                                             Name:
                                             Title:
                                             Address: 1000 Louisiana, Suite 5800
                                                      Houston, Texas 77002

Schedule A

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [ *ECONOMIC TERMS OMITTED]. MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                             SUBSCRIPTION AGREEMENT
                             ----------------------

eSpeed, Inc.
One World Trade Center
103rd Floor
New York, New York 10048

Attn:    General Counsel

Ladies and Gentlemen:

         1. Subscription for Unit. The undersigned (the "Subscriber") hereby agrees to purchase from eSpeed, Inc., a Delaware corporation (the "Company"), and the Company hereby agrees to issue and sell to the Subscriber, a Unit (the "Unit") consisting of (i) 789,071 shares (the "Shares") of Class A Common Stock, par value $.01 per share (the "Class A Stock"), of the Company and (ii) warrants exercisable to purchase up to an aggregate of 666,666 shares of Class A Stock with an exercise price of $35.203125 per share (the "Underlying Warrant Shares"), in the form attached hereto as Exhibit A (the "Warrants"), for an aggregate purchase price for the Unit (the "Purchase Price") of $25.0 million.

         2. Closing. The closing of the purchase and sale of the Unit under this Subscription Agreement shall be held at the office of Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, 12th Floor, New York, New York 10174, as soon as practicable (but in any event within two business days) after the conditions in Section 8 have been satisfied or waived, or at such other location or on such other date as the Subscriber and the Company shall agree (the "Closing"). At the Closing, the Company shall deliver to the Subscriber (i) the certificate or certificates representing the Shares and the Warrants, free and clear of all liens and encumbrances (except (x) under the provisions of applicable federal and foreign and state securities law and
(y) as a result of acts of the Subscriber), (ii) a copy of the Registration Rights Agreement in the form attached hereto as Exhibit D (the "Registration Rights Agreement"), duly executed by the Company, (iii) a certificate of an officer of the Company certifying that the representations and warranties of the Company set forth in this Subscription Agreement were true and correct in all material respects as of the date when made and are true and correct in all material respects as of the Closing as though made at that time (except for any such representations and warranties that speak as of a specific date in which case they shall be true as of such specific date), and (iv) a certificate of an officer of Cantor Fitzgerald, L.P. ("CF") certifying that the representations and warranties of CF set forth in this Subscription Agreement were true and correct in all material respects as of the date when made and are true and correct in all material respects as of the Closing as though made at that time (except for any such representations and warranties that speak as of a specific date in which case they shall be true as of such specific date). At the Closing, the Subscriber shall deliver to the Company (i) the Purchase Price, in accordance with the wire transfer instructions attached hereto as Exhibit B, (ii) a copy of the Registration Rights Agreement duly executed by the Subscriber, and (iii) a certificate of an officer of the Subscriber certifying that the representations and warranties of the Subscriber set forth in this Subscription Agreement were true and correct in all material respects as of the date when made and are true and correct in all material respects as of the Closing as though made at that time (except for any such representations and warranties that speak as of a specific date in which case they shall be true as of such specific date).

         3. Investment in Verticals.

                  a. Commitment to Invest in Four Qualified Verticals. Subject to the express terms and conditions of this Section 3, the Subscriber hereby agrees to subscribe for an aggregate of $10.0 million in equity securities in a total of four entities to be formed by the Company and CF within 12 months of the Closing (i.e., $2.5 million in each entity) (the "12-Month Period"). Such 12-Month Period may be increased by a period not to exceed six months if a public offering by the Company is commenced during the 12-Month Period and disclosure constraints resulting from such public offering dictate a delay (a "Black-Out Period") as determined by the Company. Upon any such determination by the Company, the Company shall so notify the Subscriber in writing prior to the commencement of any Black-Out Period, which notice shall specify the time period by which the 12-Month Period shall be increased and the new last day of the 12-Month Period. Such notice shall be binding on the parties. It is anticipated that each such entity shall establish a new "vertical" electronic and telephonic marketplace with the Company in which it will "broker" and possibly "clear" transactions for its industry market participants and other clients. In brokerage transactions, it is anticipated that the entity will operate an anonymous electronic and telephonic marketplace (and also act as an agent for disclosed principals in such marketplace) where participants can trade based on a credit-risk matrix and other "rules" established by the participants. The entity may maintain the anonymity of the counterparties by clearing the financial aspects of the transaction. No such entity will intentionally expose itself to any unmatched market risk on its marketplace products.

                  b. Commitment to Present Seven Qualified Verticals. During the 12-Month Period, as the same may be extended by a Black-Out Period, the Company and CF agree to present at least seven vertical opportunities to the Subscriber, whether or not the Subscriber has previously satisfied its funding obligations hereinafter discussed. During such period, the Company and CF will present the seven vertical opportunities set forth on Annex A and may also present additional vertical opportunities in their discretion. Any additional vertical opportunity so presented shall encompass one or more products in which the Subscriber or an Affiliate (as defined below) of the Subscriber is engaged in trading at the time such vertical opportunity is presented to the Subscriber. (The seven vertical opportunities set forth on Annex A and any additional vertical opportunity meeting such trading criteria that the Company and CF determine to present to the Subscriber are each referred to herein as a "Qualified Vertical"). Each Qualified Vertical shall contain economic terms (measured by a blended valuation of revenue sharing and equity ownership) intended to reflect a [ * ECONOMIC TERMS OMITTED] value split as between the industry market participants (inclusive of the anchor participants) on the one hand and the Company and CF on the other hand. It is agreed that a Qualified Vertical which provides for an allocation of transaction revenues described in paragraphs (a) and (b) of Schedule 4 to the Newco Term Sheet (as hereafter defined) of [ *ECONOMIC TERMS OMITTED] to the industry market participants in the aggregate and [ *ECONOMIC TERMS OMITTED] to the Company, an allocation of the transaction revenues described in paragraphs
(c) and (d) of Schedule 4 to the Newco Term Sheet of [ *ECONOMIC TERMS OMITTED] to the industry market participants in the aggregate and [ *ECONOMIC TERMS OMITTED] to the Company, and an allocation of equity participation in a Qualified Vertical of [ *ECONOMIC TERMS OMITTED] to the industry market participants and [ *ECONOMIC TERMS OMITTED] to the Company and CF taken together, shall be deemed to satisfy the [ *ECONOMIC TERMS OMITTED] economic model (the "Agreed Upon Model"). The Agreed Upon Model shall be used if the parties hereto cannot agree on a substitute model, which substitute model may include warrants to purchase stock of the Company as the parties may agree. As used in this Subscription Agreement, the word "Affiliate" means, with respect to any specified party, any other individual, partnership, corporation or other organization, whether incorporated or unincorporated, who, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified party. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a party, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

                  c. Subscriber's Obligation to Fund the $10.0 Million. Upon the expiration of the 12-Month Period, as the same may be extended by a Black-Out Period, if the Subscriber has not funded or committed to fund, subject to the conditions described in this Section 3, at least four Qualified Verticals, the Subscriber shall be obligated to pay to the Company an amount equal to the difference between (i) $10.0 million and (ii) the aggregate investments in Qualified Verticals made by the Subscriber during the 12-Month Period, as the same may be extended by a Black-Out Period (the "Investment Shortfall"); provided, however, that in the event that the Company and CF fail to present the seven Qualified Verticals set forth on Annex A based upon the economic terms described in Section 3(b) above to the Subscriber within the 12-Month Period, as the same may be extended by a Black-Out Period, the Subscriber shall be relieved of its obligation in respect of the Investment Shortfall and the restrictions set forth in Section 6(c) of the Warrants. The relief from such obligation, together with the lapsing of the contractual restrictions against swap and hedging transactions with respect to the Warrants and the Underlying Warrant Shares set forth in Section 6(c) of the Warrants, shall be the Subscriber's sole remedy in the event that the Company and CF fail to present the seven Qualified Verticals set forth on Annex A to the Subscriber within the 12-Month Period, as the same may be extended by a Black-Out Period, and such failure shall have no other effect on the transactions contemplated by this Subscription Agreement, including the purchase of the Unit, or give rise to

--------
                  *This information has intentionally been omitted and has been filed separately with the Securities and Exchange Commission. It is subject to a confidential treatment request.

any other right on the part of the Subscriber, including any right of rescission hereunder or any right to receive any Additional Investment Right (as defined below) or the equity contemplated thereby.

                  d. Terms of Newco Vertical. Set forth on the term sheet attached hereto as Exhibit C (the "Newco Term Sheet") are the terms and conditions of the first Qualified Vertical ("Newco") to be formed by the Company and CF. The Subscriber shall notify the Company within 15 days of its receipt of notice from the Company that the Company intends to proceed with the Newco Qualified Vertical as to whether the Subscriber intends to invest in Newco (either directly or indirectly through the formation of a limited liability company or other entity as contemplated by the Newco Term Sheet). If the Subscriber intends to make such investment, it and the Company and CF will negotiate in good faith and use commercially reasonable efforts to negotiate and execute definitive agreements embodying the terms of the Newco Term Sheet within 30 days of the Subscriber's receipt of a draft of such documents from the Company. Funding of the Subscriber's $2.5 million subscription commitment for its interest in Newco shall not be due and the launch of Newco shall not occur until such definitive agreements have been mutually agreed to and there are at least two additional industry market participants who have each committed to invest $2.5 million in Newco on substantially the same terms and conditions. Funding of the Subscriber's $2.5 million subscription shall be made within two business days after such commitment from the two other participants is obtained. Failure of the parties to negotiate and execute definitive agreements in respect of Newco within such time period or otherwise shall have no effect on the transactions contemplated by this Subscription Agreement except as expressly provided in Section 3(g), including the purchase of the Unit, or give rise to any other right on the part of the Subscriber, including any right of rescission hereunder or any right to receive any Additional Investment Right (as defined below) or the equity contemplated thereby.

                  e. [Intentionally Left Blank]

                  f. Terms of Other Qualified Verticals. The other Qualified Verticals offered to the Subscriber will be on terms and conditions consistent with Section 3(b) and otherwise substantially the same in all material respects as the vertical described on the Newco Term Sheet (provided that the number of industry market participants may vary in each vertical and other changes which are attributable to differences among products and regions may also be made so long as such changes are consistent with the economic terms described in Section 3(b) and do not otherwise materially alter the terms and conditions reflected in the Newco Term Sheet) and shall be presented by the Company and CF to the Subscriber accompanied by definitive agreements embodying such terms and conditions. The terms of the other Qualified Verticals shall include the right of the Subscriber, for up to four Qualified Verticals (the "Additional Investment Right") to invest $25.0 million in restricted shares of Class A Stock at a 10% discount to the arithmetic average of the daily closing sale price on The Nasdaq Stock Market of the Class A Stock for the 10 trading days (the "10 Trading Day Average") preceding the date of the Subscriber's investment in such new vertical opportunity. The obligation of the Subscriber to invest in a Qualified Vertical and the right of the Subscriber to exercise the Additional Investment Right shall be subject to the satisfaction of each of the following conditions (the "Additional Investment Conditions"): (i) the consummation and funding of a $2.5 million investment in said vertical by the Subscriber and each of three additional industry market participants (which may include another anchor participant) on substantially the same terms and conditions as the Subscriber,
(ii) the Subscriber making representations and warranties to the Company substantially as provided in Section 7 hereof, and (iii) the Company and CF making representations and warranties to the Subscriber substantially as provided in Sections 5 and 6 hereof (subject to exceptions and schedules as are required to make such representations and warranties accurate). Except as provided in the next sentence, the Additional Investment Right shall be exercisable only on the date of the consummation and funding of the $2.5 million investment in said vertical by the Subscriber and three additional industry market participants (the "Additional Investment Right Exercise Date"). In addition, in the event that during the Twelve-Month Period, as the same may be extended by a Black-Out Period, the Company makes a public announcement with respect to a definitive agreement with three or more industry market participants disclosing their investment in a Qualified Vertical and Subscriber does not or has not previously invested in such Qualified Vertical, then the Subscriber will be given the opportunity (exercisable upon notice to the Company within one business day following such public announcement) to invest $25.0 million in restricted shares of Class A Stock at a 10% discount to the 10 Trading Day Average for the 10 trading days immediately preceding such public announcement. If the Subscriber later invests in any such Qualified Vertical, it will not be entitled to an Additional Investment Right in connection with the same Qualified Vertical. The Subscriber's purchase of any additional equity of the Company, whether pursuant to the Additional Investment Right or otherwise provided herein, shall be subject to Company stockholder approval, if required. The Company agrees to submit for a vote of its common stockholders, at its next annual meeting of stockholders, the approval of the issuance of any such shares, if such approval is determined to be required. CF agrees to vote the shares of common stock of the Company beneficially owned by it in favor of such issuance. Any shares of Class A Stock purchased upon exercise of the Additional Investment Right or otherwise in accordance with the terms hereof will be subject to a 12-month lock-up on transferability.

                  g. Time Frames For Other Qualified Verticals. Within 30 days of the Subscriber's receipt of notice of a new Qualified Vertical, the Subscriber shall notify the Company as to whether it intends to invest in such Qualified Vertical. If the Subscriber notifies the Company within the requisite time period that it intends to invest in such Qualified Vertical, the Subscriber, the Company and CF will negotiate with each other in good faith and use commercially reasonable efforts to negotiate and execute definitive documentation required for such vertical within 30 days of delivery to Subscriber of a draft of such documents (which documents shall be delivered following identification of the other industry market participants and such participants' indication of their intention to invest in such vertical). Funding of such subscription shall be made within two business days after such commitment from the three other industry market participants is obtained. If the Subscriber does not provide any such notice, then it shall be deemed that the Subscriber declined to participate in such Qualified Vertical. If (i) at least three additional industry market participants are not willing to invest in the Qualified Vertical (two in the case of Newco) on the same terms and conditions, or (ii) the parties are unable to reach agreement on the definitive agreements relating to the Qualified Vertical after good faith negotiations thereon, then
(a) the Subscriber nevertheless shall be deemed to have satisfied its obligation to invest in one Qualified Vertical for purposes of calculation of the Investment Shortfall pursuant to Section 3(c), (b) the Subscriber will not be entitled to exercise the Additional Investment Right in respect of such Qualified Vertical, and (c) the Subscriber's Warrants will not accelerate in vesting pursuant to Section 4 of the Warrant in respect of such Qualified Vertical. Except as expressly provided herein, the inability of the parties to reach agreement on definitive documents or the failure of the Additional Investment Conditions to be satisfied shall have no effect on the transactions contemplated by this Subscription Agreement, including the purchase of the Unit, or give rise to any other right on the part of the Subscriber, including any right of rescission hereunder or any right to receive the Additional Investment Right or the equity contemplated thereby.

         4. Transfer Restrictions.

                  a. Restricted Shares. The Subscriber understands and agrees that the Shares, the Warrants and the Underlying Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any foreign or state securities laws and that, accordingly, they will not be transferable except as permitted under various exemptions contained in the Securities Act, foreign or state securities laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. The Subscriber acknowledges and agrees that it must bear the economic risk of the Shares, the Warrants and the Underlying Warrant Shares for an indefinite period of time since they have not been registered under the Securities Act and therefore cannot be transferred unless they are subsequently registered or an exemption from registration is available.

                  b. Legend. The Subscriber agrees with the Company that the certificates evidencing the Shares, the Warrants and the Underlying Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW."

                  c. Removal of Legend. The legend endorsed on the certificates pursuant to Section 4(b) hereof shall be removed and the Company shall issue a certificate without such legend to the holder thereof at such time as the securities evidenced thereby cease to be restricted securities upon the earliest to occur of (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) the securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) such securities may be sold by the holder without restriction or registration under Rule 144(k) under the Securities Act (or any successor provision).

                  d. Lock-Up. The Subscriber further understands and agrees that it may not, without the Company's prior written consent, directly or indirectly, make any offer, sale, short sale, assignment, transfer, pledge, encumbrance, contract to sell, grant of an option to purchase or other disposition of, or enter into any swap or other hedging transaction relating to, the Shares, or any interest therein, for a period of 12 months following the Closing, and the certificates evidencing the Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERS, ASSIGNMENTS AND OTHER DISPOSITIONS, AS PROVIDED IN THE SUBSCRIPTION AGREEMENT, DATED APRIL 26, 2000, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

                     The foregoing legend shall be removed upon the expiration of said 12-month period. Without limitation of the foregoing, the Subscriber agrees that if it transfers its rights hereunder to a Subsidiary pursuant to
Section 16(k) hereof, the Subscriber shall not sell, assign or transfer the stock of such Subsidiary during the 12-month lock-up period other than to another Affiliate of the Subscriber, which Affiliate shall assume all of the obligations of such Subsidiary hereunder without relieving the assigning party of its obligations hereunder. Following such an assumption by the Affiliate, the restriction on sale, assignment or transfer of the stock of such Subsidiary shall be lifted unless such Subsidiary has become a reassignee.

                  e. Stop Transfer Notations. The Company and any transfer agent acting on its behalf may maintain on the Company's register for the Class A Stock appropriate "stop transfer" notations with respect to the Shares and the Underlying Warrant Shares.

         5. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber that:

                  a. Organization of the Company and its Subsidiaries. Each of the Company and its Subsidiaries (as defined below) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, partnership or limited liability company power and authority to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not have a material adverse effect on (i) the business, properties, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole, or
(ii) the ability of the Company to consummate the transactions contemplated hereby (a "Material Adverse Effect"). As used in this Subscription Agreement, the word "Subsidiary" means, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which (i) such party or any other Subsidiary of such party is a general partner or (ii) at least 50% of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

                  b. Valid Offering of Shares.

                           (1)      Upon issuance of the Unit pursuant to this
Subscription Agreement, the Shares and the Warrants will be duly and validly issued, fully paid and non-assessable, and the Subscriber will receive good title thereto, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever and free of any other restriction (including any restriction on the right to use, vote, sell or otherwise dispose of such capital stock or other ownership interests) (collectively, "Liens"), except (i) under the provisions of applicable federal and foreign and state securities law and (ii) as a result of acts of the Subscriber. Upon the issuance of the Warrants pursuant to this Subscription Agreement, the Underlying Warrant Shares will be duly and validly authorized and reserved for issuance, and, upon issuance of the Underlying Warrant Shares upon exercise of the Warrants in accordance with the terms thereof, the Underlying Warrant Shares will be duly and validly issued, fully paid and non-assessable; and the holder of the Warrants will receive good title to the Underlying Warrant Shares, free and clear of all Liens, except (i) under the provisions of applicable federal and foreign and state securities law and (ii) as a result of acts of the holder of the Warrants.

                           (2)      Neither the Company nor its Subsidiaries
has taken any action that would result in the offering and sale of the Shares, the Warrants and the Underlying Warrant Shares pursuant to this Subscription Agreement being treated as a public offering and not a valid private offering under the law.

                  c. Authority; No Conflict; Required Filings and Consents.

                           (1)      The Company has (or, as applicable, prior to
the Closing will have) all requisite corporate power and authority to enter into this Subscription Agreement, the Warrants and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Subscription Agreement, the Warrants and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby have been (or, as applicable, prior to the Closing will be) duly authorized by all necessary and appropriate corporate action on the part of the Company. No stockholder action is necessary to authorize the issuance and sale of the Unit. This Subscription Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity. The Warrants and the Registration Rights Agreement, when executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

                           (2)      The execution and delivery of this
Subscription Agreement, the Warrants and the Registration Rights Agreement by the Company do not, and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or Bylaws of the Company,
(ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and (iii) for any such conflicts, violations, breaches, defaults, terminations, cancellations or accelerations which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

                           (3)      No consent, approval, order or authorization
of, or registration, declaration or filing with, any court, administrative agency, commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Subscription Agreement, the Warrants or the Registration Rights Agreement, or the consummation of the transactions contemplated hereby or thereby, except (i) the filings and approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) regulatory filings, applications or approvals required in connection with the formation or operation of a Qualified Vertical, if any, (iii) applications to list the Shares, the Underlying Warrant Shares and the shares issuable pursuant to the Additional Investment Right on The NASDAQ Stock Market and (iv) any such consents, approvals, orders, authorizations, registrations, declarations and filings, the absence of which is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

                  d. Public Filings; Financial Statements.

                           (1)      Since December 3, 1999, the Company has
filed with the Securities and Exchange Commission (the "SEC") all reports, schedules, forms, registration statements and other documents required to be filed by it as a registrant under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except for matters otherwise corrected by the subsequent filing with the SEC of an appropriate amendment prior to the date of this Subscription Agreement, such reports, forms, and documents filed by the Company with the SEC prior to the date of this Subscription Agreement and since December 3, 1999 (the "Company SEC Reports") (including any financial statements filed as a part thereof or incorporated by reference therein) did not, at the time they were filed (or if amended or superseded by a filing prior to the date of this Subscription Agreement, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Reports or necessary in order to make the statements in such Company SEC Reports, in the light of the circumstances under which they were made, not misleading.

                           (2)      Each of the consolidated financial
statements (including, in each case, any related notes) of the Company contained in the Company SEC Reports was prepared in accordance with the books of account and other financial records of the Company and in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act), and fairly presented the consolidated financial position of the Company and its Subsidiaries as of the dates, and the consolidated results of its operations and cash flows for the periods, indicated, except that the unaudited interim financial statements were subject to normal and recurring year-end adjustments which were not material in amount.

                           (3)      As of the date hereof, there are no
liabilities, contingencies, changes, facts or circumstances that have not been publicly disclosed by the Company and that could reasonably be expected to have a Material Adverse Effect.

                  e. Intellectual Property. Except as set forth in the Company SEC Reports, the operations of the Company and its Subsidiaries do not infringe upon any intellectual property rights owned, possessed or used by any third party, and to the knowledge of the Company there is no valid basis for any claim of such infringement against it or its Subsidiaries in respect of the use of the Intellectual Property now used, except, in any such case, as is not reasonably likely to have a Material Adverse Effect. As used in this Subscription Agreement, "Intellectual Property" shall mean all material patents, patent applications, trademarks, trademark registrations, applications for trademark registrations, trade secrets, service marks, service mark registrations, applications for service mark registrations, trade names, labels, slogans, claims of copyright, copyright registrations, applications for copyright registrations, copyrights, drawings, designs, software, code and proprietary know-how owned or licensed by the Company and used in the operation of its business, other than widely-available "shrink-wrap" software.

                  f. Brokers. None of the Company or any of its officers, directors or employees have employed any broker or finder, or incurred any liability for any brokerage fees, commissions, finder's or other similar fees or expenses in connection with the transactions contemplated by this Subscription Agreement.

         6. Representations and Warranties of CF. CF represents and warrants to the Subscriber that:

                  a. Organization of CF and its Subsidiaries. CF is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite partnership power and authority to carry on its business as now being conducted. CF is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not have a material adverse effect on (i) the business, properties, condition (financial or otherwise), or results of operations of CF or (ii) the ability of CF to consummate the transactions contemplated hereby (a "CF Material Adverse Effect").

                  b. Authority; No Conflict; Required Filings and Consents.

                           (1)      CF has (or, as applicable, prior to the
Closing will have) all requisite partnership power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby have been (or, as applicable, prior to the Closing will be) duly authorized by all necessary and appropriate partnership action on the part of CF. This Subscription Agreement has been duly executed and delivered by CF and constitutes the legal, valid and binding obligation of CF, enforceable against CF in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

                           (2)      The execution and delivery of this
Subscription Agreement by CF do not, and the consummation of the transactions contemplated hereby will not, (i) conflict with, or result in any violation or breach of, any provision of the limited partnership agreement of CF, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which CF is a party or by which it or its properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to CF or any of its properties or assets, except in the case of clauses (ii) and (iii) for any such conflicts, violations, breaches, defaults, terminations, cancellations or accelerations which are not, individually or in the aggregate, reasonably likely to have a CF Material Adverse Effect.

                           (3)      No consent, approval, order or authorization
of, or registration, declaration or filing with, a Governmental Entity is required by or with respect to CF in connection with the execution and delivery of this Subscription Agreement or the consummation of the transactions contemplated hereby or thereby, except (i) the filings and approvals required under the HSR Act, (ii) regulatory filings, applications or approvals required in connection with the formation or operation of a Qualified Vertical, if any, and (iii) any such consents, approvals, orders, authorizations, registrations, declarations and filings, the absence of which is not, individually or in the aggregate, reasonably likely to have a CF Material Adverse Effect.

                  c. Intellectual Property. The operations of CF do not infringe upon any intellectual property rights owned, possessed or used by any third party, and to the knowledge of CF there is no valid basis for any claim of such infringement against it or its Subsidiaries in respect of the use of the CF Intellectual Property now used, except, in any such case, as is not reasonably likely to have a CF Material Adverse Effect. As used in this Subscription Agreement, "CF Intellectual Property" shall mean all material patents, patent applications, trademarks, trademark registrations, applications for trademark registrations, trade secrets, service marks, service mark registrations, applications for service mark registrations, trade names, labels, slogans, claims of copyright, copyright registrations, applications for copyright registrations, copyrights, drawings, designs, software, code and proprietary know-how owned or licensed by CF and used in the operation of its business, other than widely-available "shrink wrap" software.

         7. Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company that:

                  a. Organization of the Subscriber. The Subscriber is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate or partnership power and authority to carry on its business as now being conducted. The Subscriber is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such licensing necessary, except where the failure to be so qualified, licensed or in good standing would not have a material adverse effect on (i) the business, properties, condition (financial or otherwise) or results of operation of the Subscriber and its Subsidiaries, taken as a whole, or (ii) the ability of the Subscriber to consummate the transactions contemplated hereby (a "Subscriber Material Adverse Effect").

                  b. Authority; No Conflict; Required Filings and Consents.

                           (1)      The Subscriber has all requisite power and
authority to enter into this Subscription Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Subscription Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby by the Subscriber have been duly authorized by all necessary action on the part of the Subscriber. This Subscription Agreement has been duly executed and delivered by the Subscriber and constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity. The Registration Rights Agreement, when executed and delivered by the Subscriber, will constitute the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity.

                           (2)      The execution and delivery of this
Subscription Agreement and the Registration Rights Agreement by the Subscriber does not, and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or Bylaws or other operative organizational documents of the Subscriber, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which the Subscriber or any of its Subsidiaries or Affiliates is a party, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Subscriber or any of its Subsidiaries or Affiliates or any its or their properties or assets, except in the case of clauses (ii) and (iii) for any such conflicts, violations, breaches, defaults, terminations, cancellations or accelerations which are not, individually or in the aggregate, reasonably likely to have a Subscriber Material Adverse Effect.

                           (3)      No consent, approval, order or authorization
of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to the Subscriber (or any of its Subsidiaries or Affiliates) in connection with the execution and delivery of this Subscription Agreement or the Registration Rights Agreement or the consummation of the transactions contemplated hereby and thereby, except (i) the filings and approvals required under the HSR Act, (ii) regulatory filings, applications or approvals required in connection with the formation or operation of a Qualified Vertical, if any, and (iii) any such consents, approvals, orders, authorizations, registrations, declarations and filings the absence of which is not, individually or in the aggregate, reasonably likely to have a Subscriber Material Adverse Effect.

                  c. Knowledge and Experience. The Subscriber has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an unregistered, non-liquid investment such as an investment in the Company and has evaluated the merits and risks of such an investment. The Subscriber is not relying on the Company with respect to the corporate tax, legal and economic considerations involved in this investment or to its investment in the LLC. The Subscriber understands that the offer and sale of the Shares, the Warrants and Underlying Warrant Shares have not been approved or disapproved by the SEC or any other Governmental Entity.

                  d. No other Representations or Warranties. No representations or warranties have been made to the Subscriber by the Company or any director, officer, employee, agent or Affiliate of the Company, other than the representations of the Company set forth herein, and the decision of the Subscriber to purchase the Unit is based on the information contained in this Subscription Agreement, the Company SEC Reports and the Subscriber's own independent investigation of the Company. The Subscriber acknowledges and agrees that the Company may now, or in the future, be in negotiations with respect to, or enter into, arrangements, agreements or understandings relating to other business opportunities (which may include vertical opportunities) and that the Company does not have now, nor will it have at any time after execution of this Agreement, any obligation to provide the Subscriber with any information, other than that which is contained in this Subscription Agreement and that which is disclosed in the Company SEC Reports.

                  e. Ability to Withstand Loss of Investment. The overall commitment of the Subscriber to investments which are not readily marketable is not disproportionate to the net worth of the Subscriber, and the Subscriber's acquisition of the Unit will not cause such overall commitment to become excessive. The Subscriber understands that a total loss of capital is possible. The Subscriber acknowledges that it is capable of bearing a complete loss of its investment in the Company.

                  f. No Public Solicitation. The Subscriber acknowledges that neither the Company nor any person or entity acting on its behalf has offered to sell any of the Shares, the Warrants or the Underlying Warrant Shares to the Subscriber by means of any form of general solicitation or advertising, including without limitation (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  g. Accredited Investor Status. The Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

                  h. Acquiring for Investment Purposes. The Subscriber is acquiring the Shares and the Warrants solely for its own account, for investment purposes only, and not with a view towards their resale or distribution.

                  i. No Brokers, Finders, etc. The Subscriber has not employed any broker, financial advisor or finder, or incurred any liability for any brokerage fees, commissions, finder's or other similar fees or expenses in connection with the transactions contemplated by this Subscription Agreement.

                  j. No Action Taken to Invalidate Private Placement. The Subscriber has not taken any action that would result in the offering of the Shares, the Warrants and the Underlying Warrant Shares pursuant to this Subscription Agreement being treated as a public offering and not a valid private offering under the law.

         8. Conditions to Closing.

                  a. Conditions applicable to Each Party. The respective obligations of each party to this Subscription Agreement set forth herein to purchase and sell the Unit shall be subject to the satisfaction (or waiver by each party) of each of the following conditions on and as of the Closing:

                           (1) No litigation, investigation, inquiry, proceeding, statute, rule, regulation, order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which has the effect of making the transactions contemplated by this Subscription Agreement illegal or otherwise prohibiting the consummation of any of the transactions contemplated by this Subscription Agreement.

                           (2) All approvals required under the HSR Act shall have been received (or all applicable waiting periods, and any extensions thereof, under the HSR Act shall have expired or otherwise been terminated).

                           (3) The Subscriber and the Company shall have entered into the Registration Rights Agreement.

                  b. Conditions to Obligations of the Company. The obligations of the Company set forth herein to issue and sell the Unit also shall be subject to the satisfaction (or waiver by the Company) of each of the following conditions on and as of the Closing:

                           (1) The representations and warranties of the Subscriber made herein shall have been true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for any such representations and warranties that speak as of a specific date).

                           (2) The Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required thereby to be performed, satisfied or complied with by the Subscriber at or prior to the Closing, including payment of the Purchase Price.

                  c. Conditions to Obligations of the Subscriber. The obligations of the Subscriber set forth herein to purchase the Unit also shall be subject to the satisfaction (or waiver by the Subscriber) of each of the following conditions on and as of the Closing:

                           (1) The representations and warranties of the Company and CF set forth in this Subscription Agreement shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for any such representations and warranties that speak as of a specific date).

                           (2) The Company and CF shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required thereby to be performed, satisfied and complied with by them at or prior to the Closing, including delivery of the executed certificates for the Shares and the Warrants.

         9. Indemnification.

                  a. Agreement to Indemnify.

                           (1)      Subject to the express provisions of Section
3 as to the Subscriber's sole remedy for the failure of the Company and CF to present the seven Qualified Verticals set forth on Annex A to the Subscriber within the 12-Month Period, as the same may be extended by a Black-Out Period, the Company agrees to indemnify, defend and hold harmless the Subscriber (and its officers, directors, Affiliates and permitted assigns) from and against any and all losses, claims, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees, disbursements and related charges) (collectively, "Losses") based upon, arising out of or otherwise in respect of (x) any inaccuracy in or breach of any representations or warranties made by the Company contained in this Subscription Agreement or any action taken by the Subscriber or its Affiliates in reliance upon the accuracy of such representations or warranties or (y) failure of the Company to perform any of the agreements or covenants contained herein, except to the extent such Losses are based upon, arise out of or are otherwise in respect of any inaccuracy in or breach of any representations or warranties made by the Subscriber contained in this Subscription Agreement or the failure of the Subscriber to perform any of the agreements or covenants contained herein.

                           (2)      The Subscriber agrees to indemnify, defend
and hold harmless the Company (and its officers, directors, Affiliates and permitted assigns) from and against any and all Losses based upon, arising out of or otherwise in respect of (x) any inaccuracy in or breach of any representations or warranties made by the Subscriber contained in this Subscription Agreement or any action taken by the Company or its Affiliates in reliance upon the accuracy of such representations or warranties or (y) the failure of the Subscriber to perform any of the agreements or covenants contained herein, except to the extent such Losses are based upon, arise out of or are otherwise in respect of any inaccuracy in or breach of any representations or warranties made by the Company contained in this Subscription Agreement or the failure of the Company to perform any of the agreements or covenants contained herein.

                  b. Indemnification Procedure.

                           (1)      A party entitled to indemnification pursuant
to this Section 9 (an "Indemnified Party") shall provide written notice to the indemnifying party (the "Indemnifying Party") of any claim of such Indemnified Party for indemnification under this Subscription Agreement promptly after the date on which such Indemnified Party has actual knowledge of the existence of such claim. Such notice shall specify the nature of such claim in reasonable detail and the Indemnifying Party shall be given reasonable access to any documents or properties within the control of the Indemnified Party as may be useful or necessary in the investigation of the basis for such claim. The failure to so notify the Indemnifying Party shall not constitute a waiver of such claim except to the extent that the Indemnifying Party is materially prejudiced by such failure.

                           (2)      If any Indemnified Party seeks
indemnification hereunder based upon a claim asserted by a third party, then the Indemnifying Party shall have the right (without prejudice to the right of any Indemnified Party to participate at its expense through counsel of its own choosing) to defend such claim at its expense and through counsel of its own choosing (and reasonably acceptable to the Indemnified Party) if it gives written notice of its intention to do so no later than 20 days following notice thereof by an Indemnified Party; provided, however, that, if, in the reasonable opinion of counsel to the Indemnified Party, separate counsel is required because a conflict of interest would otherwise exist, the Indemnified Party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the Indemnifying Party; provided further, however, that the Indemnified Party shall always have the right to select separate counsel to participate in the defense of such action on its behalf, at its own expense. If the Indemnifying Party does not so choose to defend any such claim asserted by a third party for which any Indemnified Party would be entitled to indemnification hereunder, then the Indemnified Party shall be entitled to recover from the Indemnifying Party all of the reasonable attorney's fees and other costs and expenses of litigation incurred in the defense of such claim. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, in any case be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified

Parties. Notwithstanding the assumption of the defense of any claim by an Indemnifying Party, the Indemnified Party shall have the right to approve the terms of any settlement of a claim (which approval shall not be unreasonably withheld or delayed) if such settlement (i) does not include as an unconditional term the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect to such claim or (ii) requires anything from the Indemnified Party other than the payment of money damages which the Indemnifying Party has agreed to pay in full. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its prior written consent (not to be unreasonably withheld or delayed).

         10. Termination. Notwithstanding anything to the contrary set forth in this Subscription Agreement, this Subscription Agreement may be terminated and the transactions contemplated herein abandoned at any time prior to the Closing:

                           (1)      by mutual written consent of the Company and
the Subscriber;

                           (2)      by the Company or the  Subscriber if the
Closing shall not have occurred by July 31, 2000 (which date will be extended
(x) up to 90 days as necessary to obtain any regulatory approval or the lifting of any order which is necessary for the Closing and (y) to that date which is 60 days following the date of the parties' full compliance with a second request for information by the Federal Trade Commission or the Department of Justice in respect of the Company's or the Subscriber's filing under the HSR Act); provided, however, that the right to terminate this Subscription Agreement under this Section 10 shall not be available to any party whose failure to fulfill any obligation under this Subscription Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

                           (3)      by the Company or the Subscriber if a court
of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Subscription Agreement, and such order, decree, ruling or other action shall have become final and non-appealable;

                           (4)      by the Company if (i) the representations
or warranties made by the Subscriber are not true and correct, in all material respects, when made or at the Closing (except for any such representations or warranties that speak as of a specific date, which must be true and correct in all material respects as of such specific date), or (ii) the Subscriber fails to comply in any material respect with any of its covenants or agreements contained herein; or

                           (5)      by the Subscriber if (i) the representations
and warranties made by the Company are not true and correct, in all material respects, when made or at the Closing (except for any such representations or warranties that speak as of a specific date, which must be true and correct in all material respects as of such specific date), or (ii) the Company fails to comply in any material respect with any of its covenants or agreements contained herein.

The termination of this Subscription Agreement pursuant to clauses (2), (3), (4) and (5) above shall be without prejudice to the right of the non-breaching party to pursue any and all remedies available to it (including the commencement of any action or other proceeding or the assertion of any equitable right) as a result of such breach.

         11. Covenants of CF and the Company.

                  a. CF hereby covenants and agrees that at such time as when the Subscriber and Dynegy, Inc., and their respective assignees under Section 16(k) have made an aggregate equity investment in the Company of an amount equal to at least $100.0 million valued on a cost basis and for so long as such parties maintain ownership of equity securities having such cost basis, CF shall use its best efforts to cause one designee jointly selected by such parties to be nominated to the Board of Directors of the Company, subject to such parties' collective agreement as to the one designee, and CF shall vote its shares of common stock of the Company in favor of such designee.

                  b. The Company and CF hereby covenant and agree that each will use its best efforts to maintain a sufficient level of authorized shares of Class A Stock as is required to meet its obligations to the anchor participants pursuant to the transactions contemplated hereby, including with respect to the Shares issuable upon the exercise of the Warrants and the Additional Investment Rights. The Company agrees to use its best efforts to satisfy any NASDAQ (or other applicable exchange) requirements for the listing of any shares of Class A Common Stock to be issued at the Closing or upon exercise of the Warrants or the Additional Investment Rights.

         12. Additional Covenants of CF. CF hereby covenants and agrees that it will, or (if applicable) cause its Affiliate to, enter into assignment agreements for each Qualified Vertical on terms and conditions substantially the same in all material respects as (but subject to changes attributable to differences among the products and regions) that which is contemplated by
Schedule 1 and 2 of the Newco Term Sheet. CF further covenants and agrees that prior to the Closing, it will convert a sufficient number, if any, of the shares of Class B Common Stock of the Common Stock of the Company owned by it into Class A Common Stock such that, after giving effect to such conversion, the Shares to be purchased by Subscriber at the Closing represent not more than 4.9% of the outstanding shares of Class A Common Stock of the Company on the date of the Closing.

         13. Right of the Company and CF to Issue Securities to Other Industry Market Participants. Nothing contained herein shall limit the rights of the Company or CF (or any Subsidiary or Affiliate thereof) to issue or transfer securities of the Company not referred to or contemplated herein or in the Newco Term Sheet to any third party in order to induce such party to become an anchor participant or industry market participant in any Qualified Vertical set forth on Annex A or for any other purpose, whether relating to a Qualified Vertical or otherwise. Notwithstanding the foregoing, the Company shall not offer, during the six month period commencing with the date hereof, any of its equity securities or other material benefits in order to induce the Specified Party (as defined in a separate letter agreement) to become an anchor participant in any Qualified Vertical set forth on Annex A on terms more favorable than the terms offered pursuant to this Subscription Agreement with respect to its investment in the Company without also offering (as promptly as practicable after a definitive agreement is reached with the Specified Party) the same more favorable terms to the Subscriber. A term which is more beneficial in any material respect shall be deemed to include, but not be limited to, a material commitment by a Specified Party (i) not to compete with the Qualified Vertical;
(ii) to
support the business of the Qualified Vertical; or (iii) to participate with the Company in a vertical marketplace that is not a Qualified Vertical. The offer to a Subscriber under this Section 13 shall be exercisable for 10 business days after delivery by the Company to Subscriber of the definitive documentation embodying the more favorable terms. No such offer to a Subscriber shall be required to be made prior to the Closing or if this agreement is terminated under Section 10 hereof for any reason. In the event an offer is made to the Specified Party prior to the Closing which would otherwise require an offer to Subscriber hereunder, the same offer shall be made to Subscriber as promptly as practicable after the Closing. The Company's obligation to offer the Subscriber the more favorable terms offered to the Specified Party shall be extended (x) for an additional six months (for a total term of 12 months from the date hereof) if the Subscriber and/or Dynegy, Inc., and their respective assignees under Section 16(k) invest in at least two Qualified Verticals during the initial six month period from the date hereof or (y) for an additional 12 months (for a total term of 18 months from the date hereof) if the Subscriber and/or Dynegy, Inc., and their respective assignees under Section 16(k) invest in at least four Qualified Verticals during the initial 12 month period from the Closing.

         14. Non-Exclusive Agreement. Nothing contained herein shall limit the rights of the Company, CF or the Subscriber (or any Subsidiary or Affiliate thereof) to form or participate in, whether as equity holder, consultant, joint venturer, manager or otherwise, any business opportunity relating to a "vertical" marketplace and there shall be no obligation, express or implied, to first offer the right to participate in any such marketplace to any other party; provided, however, that the Company and CF will agree to certain non-compete restrictions which relate to sales of products traded by Newco to retail customers as further described under "Scope of Newco" in the Newco Term Sheet.

         15. Covenant of the Subscriber. The Subscriber agrees that neither it nor any of its Subsidiaries or Affiliates will make, and the Subscriber will use its reasonable best efforts to prevent any of its or their respective directors, officers or agents or any person otherwise acting on behalf of any of the foregoing from making, any purchase, offer, sale, short sale, assignment, transfer, pledge, encumbrance, contract to sell, grant of an option to purchase or other disposition of, or enter into any swap relating to, any securities of the Company, or any interest therein, during any period which governs the calculation of the purchase price of any securities of the Company which the Subscriber may have a right to purchase in the future under the terms of this Agreement.

         16. General.

                  a. The Subscriber acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, including in connection with the solicitation of industry market participants, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

                  b. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to consummate the transactions contemplated by this Subscription Agreement. Each party will use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Subscription Agreement as promptly as practicable after the date hereof, including (i) preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the transactions contemplated by this Subscription Agreement and (ii) taking all reasonable steps as may be necessary to obtain all such material consents, waivers, licenses, registrations, permits, authorizations, tax rulings, orders and approvals. In furtherance and not in limitation of the foregoing, each party hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable after the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable. Nothing in this Subscription Agreement shall require any party (or any of its Subsidiaries or Affiliates) to sell, hold separate or otherwise dispose of or conduct their business in a specified manner, or agree to sell, hold separate or otherwise dispose of or conduct their business in a specified manner, whether as a condition to obtaining any approval from a Governmental Entity or for any other reason.

                  c. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by facsimile transmission, overnight courier, or certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission (provided that a confirmation copy is sent by overnight courier), one day after deposit with an overnight courier, or if mailed, three days after the date of deposit in the United States mails, as follows:

                  If to the Company to:

                           eSpeed, Inc.
                           One World Trade Center
                           103rd Floor
                           New York, New York 10048
                           Fax: (212) 938-5000
                           Attn.: General Counsel

                  with a copy to:

                           Swidler Berlin Shereff Friedman, LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, New York 10174
                           Fax:  (212) 891-9598
                           Attn: Richard A. Goldberg, Esq.

                  If to CF to:

                           Cantor Fitzgerald, L.P.
                           One World Trade Center
                           105th Floor
                           New York, New York 10048
                           Fax: (212) 938-5000
                           Attn.: General Counsel


                  If to the Subscriber to the address set forth below its signature:

                  d. This Subscription Agreement and exhibits hereto contain the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all prior agreements or understandings among the parties related to such matters.

                  e. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  f. This Subscription Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Subscription Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Subscription Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

                  g. This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof. Each party hereto (i) hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of Delaware or any federal court sitting in the State of Delaware for purposes of any suit, action or other proceeding arising out of this Subscription Agreement or the subject matter hereof brought by any party hereto, (ii) hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Subscription Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby waives in any such action, suit, or proceeding any offsets or counterclaims. Each party hereto hereby consents to service of process by certified mail at the address set forth in
Section 16(c) hereof and agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the other party hereto. Final judgment against any party, in any action, suit or proceeding shall be conclusive, and may be enforced in other jurisdictions (1) by suit, action or proceeding on the conclusive evidence of the fact and of the amount of any indebtedness or liability of the party therein described or (2) in any other manner provided by or pursuant to the laws of such other jurisdiction.

                  h. Headings to the Sections in this Subscription Agreement are intended solely for convenience and no provision of this Subscription Agreement is to be construed by reference to the heading, of any Section.

                  i. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Delivery of a telecopied version of one or more signatures to this Subscription Agreement shall be deemed adequate delivery for purposes of this Subscription Agreement.

                  j. Any term or provision of this Subscription Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Subscription Agreement or affecting the validity or enforceability of any of the terms and provisions of this Subscription Agreement in any other jurisdiction.

                  k. This Subscription Agreement is not transferable or assignable by the Company, the Subscriber or CF; provided, however, that any party may assign its rights and obligations under this Subscription Agreement to a wholly-owned Subsidiary of such party; provided, further, however, that such assignment shall not relieve the assigning party from its obligations hereunder.

                  IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement this 26th day of April, 2000.

                                      SUBSCRIBER:

                                      The Williams Companies, Inc.

                                      By: /s/ William C. Lawson
                                         ----------------------
                                               Name:    William C. Lawson
                                               Title: Director, Energy Solutions
                                      Williams Energy Marketing &
                                      Trading Company
                                               Address: One Williams Center
                                                        Tulsa, Oklahoma 74172
                                                        Attn: General Counsel
                                                        Fax No.:

                                      Taxpayer ID #
AGREED AND ACCEPTED this 26th
day of April, 2000.

eSPEED, INC.


By:/s/ Howard W. Lutnick
   ---------------------
         Name: Howard W. Lutnick
         Title: Chief Executive Officer

CANTOR FITZGERALD, L.P.


By:/s/ Howard W. Lutnick
   ---------------------
         Name: Howard W. Lutnick
         Title: Chairman

                                    EXHIBITS
                                    --------

         Exhibit A         -        Form of Warrant
         Exhibit B         -        Wire Transfer Instructions
         Exhibit C         -        Newco Term Sheet
         Exhibit D         -        Form of Registration Rights Agreement



         Annex A           --       Qualified Verticals

                                                                       EXHIBIT A
                                                                       ---------

NEITHER THIS WARRANT NOR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 p.m. Eastern Standard Time, on __________, 2010 [representing 10th anniversary of issuance].

                    WARRANT TO PURCHASE CLASS A COMMON STOCK

                                       OF

                                  eSPEED, INC.

         FOR VALUE RECEIVED, eSPEED, INC. (the "Company"), a Delaware corporation, hereby certifies that The Williams Companies, Inc. (the "Initial Holder"), or its permitted assigns (together with the Initial Holder, the "Holder"), is entitled to purchase from the Company, at any time or from time to time commencing on the Exercise Date set forth in Section 4 hereof (as the same may be accelerated pursuant to Section 4(c) hereof) and prior to 5:00 P.M., Eastern Standard Time, on ________, 2010 [representing 10th anniversary of issuance] a total of 666,666 fully paid and non-assessable shares of Class A Common Stock, par value $.01 per share, of the Company for a purchase price of $35.203125 per share. (Hereinafter, (i) said Class A Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Class A Stock," (ii) the shares of the Class A Stock purchasable hereunder are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and
(vi) the holder of this Warrant is referred to as the "Holder.") The number of Warrant Shares and the securities (if applicable) for which this Warrant is exercisable and the Per Share Warrant Price are subject to adjustment as hereinafter provided under Section 3.

         1. Exercise of Warrant. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the Exercise Date set forth in
Section 4 hereof (as the same may be accelerated pursuant to Section 4(c) hereof) and prior to 5:00 P.M., Eastern Standard Time, on _________, 2010 [representing 10th anniversary of issuance] by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Section 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. The Aggregate Warrant Price or Per Share Warrant Price shall be paid in cash, via wire transfer to an account designated by the Company, or by certified or official bank check payable to the order of the Company.

                  If this Warrant is exercised in part, the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the shares of the Class A Stock to which the Holder shall be entitled, and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant.

                  No fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the fair value of a share.

         2. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company from and as of the date hereof, will have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Class A Stock as from time to time shall be receivable upon the exercise of this Warrant.

         3. Adjustments for Corporate Events. The number and kind of securities issuable upon the exercise of this Warrant, the Per Share Warrant Price and the number of Warrant Shares for which this Warrant may be exercised shall be subject to adjustment from time to time in accordance with the following provisions:

                  a. Reorganization, Reclassification. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in subsection (b) or (c) below, this Warrant shall, after such reorganization, share exchange or reclassification, be exercisable into the kind and number of shares of stock or other securities or other property of the Company which the holder of this Warrant would have been entitled to receive if the holder had held the Warrant Shares issuable upon exercise of this Warrant immediately prior to such reorganization, share exchange, or reclassification.

                  b. Merger, Consolidation or Sale of All or Substantially All Assets. In the event of a merger or consolidation to which the Company is a party or the sale of all or substantially all of the assets of the Company, this Warrant shall, after such merger, consolidation or sale, be exercisable for the kind and number of shares of stock and/or other securities, cash or other property which the holder of this Warrant would have been entitled to receive if the holder had held the Warrant Shares issuable upon exercise of this Warrant immediately prior to such merger, consolidation or sale. Any such merger, consolidation or sale shall require, as a condition thereto, that such other party to such merger, consolidation or sale agree in writing to assume this Warrant.

                  c. Subdivision or Combination of Shares. In case outstanding shares of Class A Stock shall be subdivided, the Per Share Warrant Price shall be proportionately reduced as of the effective date of such subdivision, or as of the date a record is taken of the holders of Class A Stock for the purpose of so subdividing, whichever is earlier. In case outstanding shares of Class A Stock shall be combined, the Per Share Warrant Price shall be proportionately increased as of the effective date of such combination, or as of the date a record is taken of the holders of Class A Stock for the purpose of so combining, whichever is earlier.

                  d. Stock Dividends. In case shares of Class A Stock are issued as a dividend or other distribution on the Class A Stock (or such dividend is declared), then the Per Share Warrant Price shall be adjusted, as of the date a record is taken of the holders of Class A Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to that price determined by multiplying the Per Share Warrant Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Class A Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Class A Stock outstanding immediately after the declaration or payment of such dividend or other distribution. In the event that the Company shall declare or pay any dividend on the Class A Stock payable in any right to acquire Class A Stock for no consideration, then, for purposes of calculating such adjustment, the Company shall be deemed to have made a dividend payable in Class A Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Class A Stock.

                  e. Adjustment of Aggregate Number of Warrant Shares Issuable. Upon each adjustment of the Per Share Warrant Price under the provisions of this
Section 3, the aggregate number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to an amount determined by multiplying the Warrant Shares issuable prior to such adjustment by a fraction determined by dividing
(x) the Per Share Warrant Price in effect immediately prior to the event causing such adjustment by (y) such adjusted Per Share Warrant Price.

                  f. Minimum Adjustment. No adjustment of the Per Share Warrant Price shall be made if the amount of any such adjustment would be an amount less than 1% of the Per Share Warrant Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of 1% or more.

                  g. Treasury Shares. The number of shares of Class A Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

                  h. Notices. If at any time, (x) the Company shall declare a stock dividend (or any other distribution except for cash dividends) on its Class A Stock; (y) there shall be any capital reorganization or reclassification of the Class A Stock, or any consolidation or merger to which the Company is a party, or any sale or transfer of all of substantially all of the assets of the Company; or (z) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, in any one or more of such cases, the Company shall give written notice to the Holder, not less than 10 days before any record date or other date set for definitive action, or of the date on which such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the current Per Share Warrant Price and the kind and amount of Class A Stock and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date (to the extent known) as of which the holders of the Class A Stock of record shall be entitled to exchange their Class A Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. In addition, whenever the aggregate number of Warrant Shares issuable upon exercise of this Warrant and Per Share Warrant Price is adjusted as herein provided, the Chief Financial Officer of the Company shall compute the adjusted number of Warrant Shares and Per Share Warrant Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted number of Warrant Shares and Per Share Warrant Price, and such written instrument shall promptly be delivered to the recordholder of this Warrant.

         4. Exercisability.

                  a. Exercise Date. This Warrant shall be vested immediately and shall be exercisable as to all Warrant Shares commencing _________ [the date which is 5 1/2 years after the date of issuance] (the "Exercise Date"), subject to acceleration as set forth in subsection (c) below.

                  b. Commitment to Invest in Four Qualified Verticals. The Initial Holder has agreed to invest $2.5 million in each of four Qualified Verticals (as defined below) pursuant to the terms of that certain Subscription Agreement, dated as of April 26, 2000, by and between the Company and the Initial Holder (the "Subscription Agreement"). Such investment is required to be made during the 12-month period following the date hereof (the "12-Month Period"; which period may be increased by not more than six months (the "Black-Out Period") if a public offering by the Company is commenced during such 12-Month Period and disclosure constraints resulting from such public offering dictate a delay as determined by the Company). Upon any such determination by the Company, the Company shall so notify the Initial Holder in writing prior to the commencement of any Black-Out Period, which notice shall specify the time period by which the 12-Month Period shall be increased and the new last day of the 12-Month Period. Such notice shall be binding on the parties. For purposes of this agreement, a "Qualified Vertical" shall have the meaning ascribed to it in Section 3(b) of the Subscription Agreement.

                  c. Acceleration of Exercisability.

                           (i)   Satisfaction of Acceleration Condition. Upon
each satisfaction of an Acceleration Condition (as defined below), this Warrant shall become exercisable as to 25% of the aggregate Warrant Shares (i.e., [166,666] shares of Class A Stock). An "Acceleration Condition" shall be deemed satisfied after the occurrence of each of the following: (1) the formation of a Qualified Vertical, (2) the consummation and funding of a $2.5 million investment in a Qualified Vertical by the Subscriber and each of the three additional industry market participants (two in the case of the Newco Qualified Vertical, as defined in Section 3 of the Subscription Agreement), and (3) the consummation of the Initial Holder's first transaction on the exchange of said Qualified Vertical [any market participant's first transaction on the exchange in the case of Dynegy, Inc.]; provided that in any event the Acceleration Condition shall be deemed satisfied on the eight-week anniversary of the satisfaction of the conditions set forth in clauses (1) and (2) above.

                           (ii)   Not Exercisable Prior to First Anniversary of
Date of Issuance. Notwithstanding the provisions of subsection (c)(i) above, in no event will this Warrant, or any portion thereof, become exercisable prior to [____] [the first anniversary of the date of issuance]. In the event that an Acceleration Condition is satisfied prior to such date, then the exercisability of this Warrant in connection with such satisfaction shall be deferred until [___].

         5. Fully Paid Stock; Taxes. The Company agrees that the shares of the Class A Stock represented by each and every certificate for Warrant Shares delivered on the proper exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Class A Stock is at all times equal to or less than the then Per Share Warrant Price. Subject to Section 6(c) hereof, the Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes that may be payable in respect of the issuance of any Warrant Shares or certificates therefor. The Holder covenants and agrees that it shall pay, when due and payable, all of its federal, state and local income or similar taxes that may be payable in respect of the issuance of any Warrant Shares or certificates therefor, if any.

         6. Transfer

                  a. Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event the Holder desires to transfer this Warrant or any of the Warrant Shares issued in accordance with the terms hereof, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee, unless such transfer is a transfer of the Warrant Shares pursuant to an effective Registration Statement. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel acceptable to the Company to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under either such act, or to the effect that the Warrant or Warrant Shares to be sold or transferred have been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.

                  b. Registration Rights. The Warrant Shares are the subject of the Registration Rights Agreement attached to the Subscription Agreement as Exhibit D.

                  c. Swap or Hedging Transactions. Subject to Section 3(c) of the Subscription Agreement, without the prior written consent of the Company, the Holder may not enter into any swap or other hedging transaction relating to the Warrants or the Warrant Shares.

                  d. Transfer. Subject to Section 4(c), without the prior written consent of the Company, neither this Warrant, nor any interest herein, may be sold, assigned, transferred, pledged, encumbered or otherwise disposed of. Any sale, assignment, transfer, pledge, encumbrance or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect. The provision of this Section 6(d) shall not be applicable to the Warrant Shares. Without limitation of the foregoing, Subscriber agrees that if it transfers its rights hereunder to a Subsidiary pursuant to Section 16(k) of the Subscription Agreement, it shall not sell, assign or transfer the stock of such Subsidiary during the 12-month lock-up.

                  e. Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act or eligible for resale pursuant to Rule 144(k) under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Delaware law:

                      "The shares of Class A Common Stock
                      represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

         7. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         8. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

         9. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

                  a. the Company at One World Trade Center, 103rd Floor, New York, New York 10048, Attention: General Counsel, or such other address as the Company has designated in writing to the Holder, or

                  b. the Holder at One Williams Center, Tulsa, Oklahoma 74172,
Attention: General Counsel, or such other address as the Holder has designated in writing to the Company.

         10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

         11. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflict of laws thereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer as of this ______ day of April, 2000.




                               eSPEED, INC.

                               By:____________________________
                                        Name:
                                        Title:

                                  SUBSCRIPTION

         The undersigned, __________________________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of _________________________ shares of the Class A Common Stock of eSPEED, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated __________________                 Signature__________________________

                                                  Address______________________

                                                         ______________________


                                   ASSIGNMENT

         FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_________________________, attorney, to transfer said Warrant on the books of eSPEED, INC.

Dated __________________                 Signature__________________________

                                                  Address____________________

                                                         ____________________


                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED _________________________ hereby assigns and transfers unto _________________________ the right to purchase
_________________________ shares of the Class A Common Stock of eSPEED, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint
_________________________, attorney, to transfer that part of said Warrant on the books of eSPEED, INC.

Dated ___________________                Signature__________________________

                                                  Address____________________

                                                         ____________________

                                                                       EXHIBIT B

Wire transfer instructions to be provided by eSpeed prior to Closing.

                                                                       EXHIBIT C

                              THE NEWCO TERM SHEET

Scope of Newco

         Newco is intended to be an electronic and telephonic marketplace for North American wholesale transactions in natural gas, electricity, coal and sulfur dioxide and nitrogen dioxide emissions (the "Newco Products").

         Newco's activities will be limited to the wholesale market. Newco will not intentionally expose itself to any unmatched market risk on the Newco Products and, prior to July 31, 2001, will not take physical title to the Newco Products. Newco will not buy or sell Newco Products from or to residential or commercial end-user customers for their end use ("Retail Customers"). eSpeed, Inc. ("eSpeed"), Cantor Fitzgerald, L.P. ("CF") and their respective subsidiaries will agree not to hold an equity interest, invest, manage or otherwise participate in any entity that buys or sells Newco Products to Retail Customers; provided, however, that nothing contained herein shall prohibit eSpeed or CF or any of their respective subsidiaries from (x) acting solely as a technology provider in any such marketplace, (y) from acquiring less than 25% of the voting securities of an entity that buys or sells Newco Products to Retail Customers so long as the acquired entity is not primarily engaged in the business of buying or selling Newco Products to Retail Customers, or (z) trading in the ordinary course of business in securities of entities that are themselves engaged in the business of buying or selling Newco Products to Retail Customers. For purposes of the preceding sentence, "primarily engaged" shall mean that the acquired entity derives more than 17.5% of its revenues from the business of buying or selling Newco Products to Retail Customers.

Equity Participation in Newco

         It is anticipated that Newco will have a total of three stockholders consisting of a limited liability company (the "LLC") formed by the participating Anchors for the benefit of up to 10 energy industry participants, inclusive of the participating Anchors (the "EIPs"), eSpeed and CF. The initial EIPs will be comprised of the participating Anchors, and the additional EIPs will be selected from an agreed upon list of 10 - 15 acceptable industry market participants (the "List"). The initial participating Anchor will be The Williams Companies, Inc. ("Williams"). Any of the participating Anchors, eSpeed and CF may invite an additional industry market participant to invest in Newco from said List until the 9th month anniversary of the closing date with respect to the initial LLC investment in Newco as described below (the "Initial Newco Closing Date"). Invitations to additional industry market participants shall be accepted on a first come first served basis. If invitees can not be distinguished on the basis of the time of their willingness to commit, the Board of Newco shall resolve any oversubscription issues in its sole discretion. In the event that there are fewer than seven EIPs after the 9th month anniversary of the Initial Newco Closing Date, eSpeed and CF shall have the right to invite additional industry market participants from the List for an additional 9-month period as set forth under the caption "LLC

Investment" below. The LLC, EIPs, eSpeed and CF will enter into a Stockholders' Agreement to provide for (i) voting of Newco Board members as set forth below in this Newco Term Sheet under the Section captioned "Management of Newco", (ii) rights of first refusal and co-sale rights (including tag-along and drag-along rights), (iii) non-solicitation and confidentiality obligations and (iv) the agreement of each such stockholder to cause actions that require the consent of eSpeed or CF designees on the Board of Newco not to be taken without requisite consent. The Stockholders' Agreement shall terminate following the initial public offering of Newco, except for the matters addressed in (i) and (iii) above and the matters in (iv) above but only as they relate to transaction commissions (including any reductions) and data pricing.

         All share information set forth below is on a fully-diluted basis as of the Initial Newco Closing Date.


         LLC Investment:                    In exchange for a cash investment of
                                            $2.5 million from the participating
                                            Anchor, the LLC will initially
                                            receive 7.5% of the outstanding
                                            common stock of Newco and warrants
                                            to purchase an additional 67.5% of
                                            the outstanding common stock of
                                            Newco. These Newco warrants will be
                                            exercisable in increments of $2.5
                                            million for 7.5% of the outstanding
                                            common stock of Newco if and only
                                            if an additional EIP becomes a
                                            member of the LLC and invests $2.5
                                            million in the LLC. Each time an
                                            EIP is added, the warrants shall
                                            become exercisable by the LLC in
                                            exchange for an additional $2.5
                                            million investment by the LLC in
                                            Newco. Upon the 9th month
                                            anniversary of the Initial Newco
                                            Closing Date if there are fewer
                                            than seven EIPs, eSpeed and CF
                                            shall have the right to invite
                                            additional industry market
                                            participants from the List for a
                                            period of an additional 9 months.
                                            If after such 18 month period there
                                            are (i) at least eight EIPs, then
                                            any unexercised Newco warrants will
                                            be allocated pro rata among the
                                            EIPs and (ii) less than eight EIPs,
                                            then a portion of the unexercised
                                            Newco warrants will be forfeited as
                                            set forth in Annex A and any
                                            unforfeited unexercised Newco
                                            warrants will be allocated pro rata
                                            among the EIPs. If any warrants are
                                            so forfeited, the exercise price
                                            per share of common stock of Newco
                                            issuable upon exercise of the
                                            remaining warrants held by Newco
                                            shall be reduced by multiplying the
                                            exercise price by a fraction, the
                                            numerator of which shall be the
                                            number of shares of outstanding
                                            common stock of Newco then owned by
                                            eSpeed and CF and the denominator
                                            shall be the number of shares of
                                            outstanding common stock of Newco
                                            held by the LLC, including for such
                                            purpose, the shares underlying
                                            unforfeited Newco warrants held by
                                            the LLC. Such exercise price may
                                            also be reduced in another
                                            economically appropriate manner to
                                            address such forfeiture
                                            as equitably determined by the
                                            parties. The Newco warrants shall
                                            be exercisable for a 30 day period
                                            from any such allocation. Each EIP
                                            shall make an additional capital
                                            contribution to the LLC in the
                                            amount required to exercise any
                                            unexercised Newco warrants so
                                            allocated to it. If an EIP fails to
                                            make such contribution, the
                                            unexercised Newco warrants so
                                            allocated to it will be allocated
                                            pro rata among the other EIPs who
                                            desire to make such
                                            non-contributing EIP's
                                            contribution.

                                            Dynegy, Inc. ("Dynegy") will have
                                            the right for a 30 day period
                                            commencing October 1, 2001 to
                                            acquire an EIP interest in Newco
                                            through an investment in the LLC for
                                            $2.5 million. Dynegy's right to make
                                            any investment in the LLC shall
                                            terminate on November 1, 2001. If an
                                            initial public offering of Newco
                                            shall occur prior to October 1,
                                            2000, Dynegy will have the right to
                                            accelerate its investment, in whole
                                            or in part, in Newco so long as
                                            Dynegy's ownership does not exceed
                                            4.9% of Newco's outstanding stock;
                                            provided that, in such event, Dynegy
                                            shall have no Board designee rights
                                            prior to August 2001 and any Board
                                            designee rights that it would have
                                            but for this limitation may be
                                            exercised by the other LLC members
                                            acting collectively.

                                            The LLC operating agreement will
                                            provide that [ * ECONOMIC TERMS
                                            OMITTED]of the Newco common stock
                                            (inclusive of shares acquired by the
                                            LLC upon exercise of the Newco
                                            warrants) will be allocated equally
                                            among the EIPs and the remaining [ *
                                            ECONOMIC TERMS OMITTED] of the Newco
                                            common stock (inclusive of shares
                                            acquired by the LLC upon exercise of
                                            the Newco warrants) (the "Jumpball
                                            Shares") will be allocated among the
                                            EIPs based upon the Cumulative
                                            Transaction Revenue paid by each EIP
                                            and received by Newco and eSpeed in
                                            the aggregate in the Newco/eSpeed
                                            trading system (i.e., 100% of
                                            electronic and non-electronic (as
                                            set forth on paragraphs (a) through
                                            (c) of Schedule 4 to this Newco Term
                                            Sheet) transaction service revenues
                                            ("Transaction Revenues") in the
                                            Newco Products measured over the
                                            five year period from the Initial
                                            Newco Closing Date (the "Cumulative
                                            Transaction Revenue").
                                            Non-transaction revenue, such as
                                            data, ancillary service and


----------------------
*This information has intentionally been omitted and has been filed separately with the Securities and Exchange Commission. It is subject to a confidential treatment request.

                                            advertising revenue, shall not be
                                            included as transaction revenue. No
                                            EIP shall be entitled to receive
                                            more than two times its pro rata
                                            share of the Jumpball Shares with
                                            pro ration to be based solely upon
                                            the number of EIPs (the "Jumpball
                                            Cap"). In the event that an EIP
                                            would otherwise be entitled to
                                            receive more than the Jumpball Cap,
                                            then any such excess shares shall be
                                            allocated among the other EIP's in
                                            proportion to their Cumulative
                                            Transaction Revenue to the extent
                                            that, together with such additional
                                            allocation, they would not be
                                            entitled to receive more than the
                                            Jumpball Cap.

                                            As soon as reasonably practicable,
                                            but in no event later than 30 days
                                            following each full quarterly period
                                            after the Initial Newco Closing
                                            Date, CF shall prepare and circulate
                                            to each EIP a quarterly report
                                            reasonably detailing the total
                                            volume and transaction revenue
                                            generated and paid by (i) such EIP
                                            and (ii) all the EIPs in the
                                            aggregate to Newco and eSpeed for
                                            such quarter. As soon as reasonably
                                            practicable, but in no event later
                                            than 90 days following each
                                            anniversary of the Initial Newco
                                            Closing Date, CF shall prepare and
                                            circulate to each EIP a statement
                                            (the "Statement") reasonably
                                            detailing the total volume and
                                            transaction revenue and percentage
                                            of transaction revenue generated and
                                            paid by (i) such EIP and (ii) all
                                            the EIPs in the aggregate to Newco
                                            and eSpeed for the preceding
                                            12-month period. The annual
                                            Statement shall be certified at
                                            Newco's expense by a firm of
                                            certified public accountants
                                            selected by Newco (the "Selected
                                            Accounting Firm"), which firm may
                                            differ from year to year. The EIPs
                                            shall have a period of 60 days after
                                            receipt of the Statement to present
                                            in writing to CF and the other EIPs
                                            any objections thereto, setting
                                            forth the specific item or items to
                                            which each such objection relates
                                            and the specific basis for each such
                                            objection. A Statement shall be
                                            deemed to be acceptable to an EIP
                                            unless it shall have made a written
                                            objection thereto within such 60 day
                                            period. If an EIP shall raise any
                                            such objection within such 60 day
                                            period and such EIP and CF shall
                                            fail to reach an agreement with
                                            respect to any such objection, then
                                            such disputed objection shall, not
                                            later than 30 days after one of the
                                            parties affirmatively terminates
                                            discussions in writing with respect
                                            to such objection, be submitted for
                                            resolution to the Selected
                                            Accounting Firm. The EIP and CF
                                            shall use reasonable efforts to
                                            cause said accounting firm, within
                                            30 days of its appointment, to
                                            resolve the disputes submitted to
                                            it. The fees and expenses of this
                                            accounting firm shall be paid (i) by
                                            the disputing EIP, if the
                                            discrepancy between the calculations
                                            in the Statement and the
                                            calculations of such accounting firm
                                            is less than 2% of the Statement's
                                            calculations, and (ii) by Newco, if
                                            the discrepancy between the
                                            calculations of such accounting firm
                                            is 2% or greater. Any such
                                            resolution by this accounting firm
                                            concerning any item in dispute shall
                                            be final and binding on the parties
                                            without further right of appeal. In
                                            no event shall an EIP be entitled to
                                            review or object to the transaction
                                            revenues of any other EIP or the
                                            combined Cumulative Transaction
                                            Revenue for all EIPs.

                                            Once the Statement reflecting the
                                            Cumulative Transaction Revenue of
                                            each EIP which is delivered
                                            following the fifth anniversary of
                                            the closing of the Initial Newco
                                            Closing Date becomes final and
                                            binding, the shares of Newco common
                                            stock shall be allocated among the
                                            EIPs in proportion to their
                                            Cumulative Transaction Revenue as
                                            described above.

                                            The LLC operating agreement will
                                            provide that it may not be amended
                                            in any manner which would modify the
                                            allocation provisions set forth
                                            therein without eSpeed's consent.

         eSpeed's Investment: In exchange for an aggregate cash investment of $2.0 million, eSpeed will receive 5% of the outstanding equity of Newco on the Initial Newco Closing Date.

         CF's Investment:                   In exchange for (i) an aggregate
                                            cash investment of $4.25 million,
                                            (ii) the assignment of certain
                                            rights under the services agreement
                                            between eSpeed and CF described on
                                            Schedule 1, and (iii) the transfer
                                            of certain business assets
                                            described on Schedule 2, CF will
                                            receive 20% of the outstanding
                                            equity of Newco on the Initial
                                            Newco Closing Date.

Management of Newco

         Newco shall be formed as soon as there are a total of three EIPs (including the participating Anchors) and rights to designate Newco Board members shall be as follows:


------------------------------- --------------------------- -------------------------- ---------------------------
    Total Number of EIPs           Total Number to be                Total                       Total
    ---------------------          -------------------               ------                      -----
  (including Participating      Designated by all the EIPs          Number to                  Number to
  -------------------------     --------------------------          ---------                  ---------
           Anchors)                   (One Per EIP)                    be                          be
           --------                   -------------                    --                          --
                                                                   Designated                 Designated
                                                                   -----------                ----------
                                                                    By eSpeed                    by CF
                                                                    ---------                    -----

------------------------------- --------------------------- -------------------------- ---------------------------
              3                             3                           1                          1
------------------------------- --------------------------- -------------------------- ---------------------------
              4                             4                           1                          1
------------------------------- --------------------------- -------------------------- ---------------------------
              5                             5                           1                          1
------------------------------- --------------------------- -------------------------- ---------------------------
              6                             6                           1                          1
------------------------------- --------------------------- -------------------------- ---------------------------
              7                             7                           2                          1
------------------------------- --------------------------- -------------------------- ---------------------------

As additional EIPs are added, each EIP shall have the right to designate one Board member and eSpeed and CF shall have the right to designate directors in proportion to their collective equity participation in Newco (e.g., if eSpeed and CF own 25% of the equity securities of Newco they shall have the right to collectively designate 25% of the Board); provided that in no event shall eSpeed and CF have less than one Board designee each and if the number of designees is an odd number, eSpeed shall designate the extra director. The director designee of an EIP, eSpeed or CF shall be a full-time employee of such party or its wholly-owned subsidiary, its ultimate parent entity or a wholly-owned subsidiary of its ultimate parent entity. The majority of the designees of the non-competing EIPs shall have the right to remove the designee of any EIP if such EIP or its designee participates in the management (whether by contract, equity ownership, representation on the Board of Directors or otherwise) of an entity which is competitive with Newco; provided that, any such participation in the management of a competitive entity in existence at the time a party becomes an EIP and disclosed by the EIP at the time of its investment in Newco shall not be grounds for removal. An EIP shall lose its director designee rights if its economic interest in Newco common stock held by the LLC falls below 2.5% of the outstanding shares held by the parties to the Stockholders' Agreement. In the event that an EIP loses its director designee rights pursuant to the preceding two sentences, the other EIPs, voting together, shall have the right to fill the seats that become vacant as a result of such loss of designee rights. All action of the Newco Board shall be taken by majority vote of the Newco Board, except for those matters set forth on Schedule 3 which shall require the approval of a majority of the Newco Board as well as a majority of the director designees of either eSpeed or CF.

Newco Services Agreement

         Upon formation, Newco will enter into a services agreement with eSpeed pursuant to which eSpeed will provide the global technology infrastructure for the transactional and technology related elements of the marketplace as well as access to its futures exchange to be hosted by eSpeed in exchange for a percentage of transactional and other revenues. The terms of such service agreement are set forth on Schedule 4.

Newco Administrative Services Agreement

         Upon formation, Newco will enter into an administrative services agreement with CF pursuant to which CF will act as market operator and will manage the day-to-day administrative operations of Newco. The terms of such administrative services agreement are set forth on Schedule 5.

Registration Rights of eSpeed, CF, the Anchors and the other EIPs

         eSpeed, CF and the EIPs will be entitled to those registration rights with respect to their Newco common stock set forth on Schedule 6.

                                                                       EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT

                                  by and among

                                  eSpeed, Inc.

                                       and

                           The Investors Named Herein



                                TABLE OF CONTENTS

ARTICLE I DEMAND REGISTRATIONS..................................................................................1
   1.1    Requests for Registration.............................................................................1
          -------------------------
   1.2    Number of Demand Registrations; Expenses..............................................................2
          ----------------------------------------
   1.3    Effective Registration Statement......................................................................2
          --------------------------------
   1.4    Priority on Demand Registrations......................................................................2
          --------------------------------
   1.5    Selection of Underwriter..............................................................................3
          ------------------------
ARTICLE II PIGGYBACK REGISTRATIONS..............................................................................3
   2.1    Right to Piggyback....................................................................................3
          ------------------
   2.2    Piggyback Expenses....................................................................................4
          ------------------
   2.3    Priority on Primary Registrations.....................................................................4
          ---------------------------------
   2.4    Priority on Secondary Registrations...................................................................4
          -----------------------------------
ARTICLE III HOLDBACK AGREEMENTS.................................................................................5
ARTICLE IV REGISTRATION PROCEDURES..............................................................................5
ARTICLE V REGISTRATION EXPENSES.................................................................................8
   5.1    Registration Expenses.................................................................................8
          ---------------------
   5.2    Holders' Expenses.....................................................................................8
          -----------------
ARTICLE VI UNDERWRITTEN AND OTHER OFFERINGS.....................................................................8
   6.1    Underwriting Agreement................................................................................8
          ----------------------
   6.2    Obligations of Participants...........................................................................8
          ---------------------------
ARTICLE VII INDEMNIFICATION.....................................................................................9
   7.1    Company's Indemnification Obligations.................................................................9
          -------------------------------------
   7.2    Holder's Indemnification Obligations.................................................................10
          ------------------------------------
   7.3    Notices; Defense; Settlement.........................................................................10
          ----------------------------
   7.4    Indemnity Provision..................................................................................11
          -------------------
ARTICLE VIII DEFINITIONS.......................................................................................11
   8.1    Terms................................................................................................11
          -----
   8.2    Defined Terms in Corresponding Sections..............................................................13
          ---------------------------------------
ARTICLE IX MISCELLANEOUS.......................................................................................14
   9.1    Amendments and Waivers...............................................................................14
          ----------------------
   9.2    Successors and Assigns...............................................................................14
          ----------------------
   9.3    Notices..............................................................................................14
          -------
   9.4    Headings.............................................................................................15
          --------
   9.5    Gender...............................................................................................15
          ------
   9.6    Invalid Provisions...................................................................................15
          ------------------
   9.7    Governing Law; Forum; Process........................................................................15
          -----------------------------
   9.8    Counterparts.........................................................................................16
          ------------
   9.9    Additional Investors.................................................................................16
          --------------------
ARTICLE X RULE 144 REPORTING...................................................................................16

                  REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of April __, 2000, by and among eSpeed, Inc., a Delaware corporation (the "Company"), the parties that have executed the signature pages hereto (the "Initial Investors") and such other parties that otherwise execute a joinder agreement and become a party hereto (collectively, the "Investors").

                                    RECITALS

                  WHEREAS, as an inducement to each of the Initial Investors to invest in the Company, the Company desires to grant to each of the Initial Investors registration rights with respect to the shares (the "Shares") of Class A Common Stock (as defined in Section 8.1 below) and warrants to purchase shares of Class A Common Stock (the "Warrants") issued to the Initial Investors on the date hereof as set forth on Schedule A hereto, on the terms and subject to the conditions set forth herein.

                  NOW THEREFORE, in consideration of the mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                              DEMAND REGISTRATIONS

                  1.1 Requests for Registration. Subject to Sections 1.2 and 1.3 hereof, the Initial Investors may request, in writing, registration under the Securities Act of all or part of their Registrable Securities. Within 15 days after receipt of any such request, the Company will give notice of such request to all other Investors and to other persons holding piggyback registration rights entitling them to have securities of the Company included within such registration ("Other Holders"). Thereafter, the Company will use all reasonable efforts to effect the registration under the Securities Act (i) on Form S-1 or any similar long-form registration statement (a "Long-Form Registration") or (ii) on Form S-3 or any similar short-form registration statement (a "Short-Form Registration") if the Company qualifies to effect a Short- Form Registration, and will include in such registration all Registrable Securities and securities of the Company held by the Other Holders with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice, subject to the provisions of
Section 1.4. All registrations initiated by an Investor pursuant to this Section
1.1 are referred to herein as "Demand Registrations". The Company shall not be required to effect any underwritten Demand Registration requested by an Initial Investor if either (a) within the 12 months preceding the receipt by the Company of such request, the Company has filed and has had declared effective by the Commission a Registration Statement with respect to an underwritten offering under this Section 1.1 or has filed and has had declared effective by the Commission another Registration Statement with respect to an underwritten offering to which the Piggyback Registration rights set forth in Article II hereof apply and such Initial Investor had an opportunity to include all the shares requested to be included in such Registration Statements; and provided further that the Company shall not be required to effect any Demand Registration requested by an Initial Investor if such Investor may sell all of the

Registrable Securities requested to be included in such Demand Registration without registration under the Securities Act, pursuant to the exemption provided by (i) Rule 144(k) under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.] The rights of an Initial Investor pursuant to this
Section 1.1 shall be assignable in accordance with the provisions of Section
9.9.

                  1.2 Number of Demand Registrations; Expenses . Subject to Sections 1.1 and 1.3 hereof, each of the Initial Investors shall be entitled to
(i), from and after the one year anniversary of the date hereof, one Demand Registration and (ii), from and after the date on which such Initial Investor's Warrants become fully exercisable, one additional Demand Registration, with no more than one of such Demand Registrations being a Long-Form Registration; provided, however, that the Company need not effect any requested Demand Registration unless the expected proceeds of such registration exceed $20,000,000. The Company will pay all Registration Expenses in connection with any Demand Registration.

                  1.3 Effective Registration Statement . A registration requested pursuant to Section 1.1 of this Agreement shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has been declared effective by the Commission, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, and, as a result thereof, the Registrable Securities covered thereby have not been sold or (iii) the Registration Statement does not remain effective for a period of at least 180 days beyond the effective date thereof or, with respect to an underwritten offering of Registrable Securities, until 45 days after the commencement of the distribution by the holders of the Registrable Securities included in such Registration Statement. If a registration requested pursuant to this Article I is deemed not to have been effected as provided in this Section 1.3, then the Company shall continue to be obligated to effect the number of Demand Registrations set forth in Section 1.2 without giving effect to such requested registration. The Initial Investors of the Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration; provided that in the event of, and concurrently with such withdrawal, the Initial Investors responsible for such Demand Registration shall either (x) pay or reimburse the Company for all fees and expenses (including counsel fees and expenses) incurred by them and the Company prior to such withdrawal or (y) agree to forfeit one of its Demand Registration rights hereunder.

                  1.4 Priority on Demand Registrations . If the Company includes in any underwritten Demand Registration any securities which are not Registrable Securities and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other shares of Common Stock proposed to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering, the Company will include in such registration (i) first, the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, by the Investor initiating the Demand Registration, (ii) second, that number of other shares of Common Stock proposed to be included in such registration equally between Cantor Fitzgerald Securities and its Affiliates, and their successors and assigns on the one hand (the "Priority Piggyback Registration Holders"), and any other Investors exercising their Piggyback Registration rights on the one hand and (iii) third, that number of other shares of Common Stock proposed to be included in such registration, pro rata among any other holders exercising their respective piggyback registration rights thereof based upon the total number of shares which such holders propose to include in such registration.

                  1.5 Selection of Underwriter. If the Investor exercising its right to a Demand Registration so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company shall select one or more nationally recognized firms of investment bankers to act as the lead managing Underwriter or Underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

                  1.6 Limitations, Conditions and Qualifications to Obligations for a Demand Registration. The Company shall be entitled to postpone, for a reasonable period of time (but not exceeding 90 days), the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 1.1 if the Company determines, in its good faith judgment, that such registration and offering would interfere with any material financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates and promptly gives the holders of Registrable Securities requesting registration thereof pursuant to Section 1.1 written notice of such determination, containing an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, holders of Registrable Securities requesting the Demand Registration pursuant to Section 1.1 shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 1.1 hereof.

                                   ARTICLE II
                            PIGGYBACK REGISTRATIONS

                  2.1 Right to Piggyback . From and after the date which is 12 months from the date of this Agreement, whenever the Company proposes to register any of its equity securities under the Securities Act (other than a registration effected in connection with a Company stock option or other employee benefit plan (such as a Registration Statement on Form S-8), a registration effected in connection with the conversion of debt securities, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities (such as a Registration Statement on Form S-4), or a registration effected in connection with an acquisition), and the form of registration statement to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give notice (the "Notice") to all Investors of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein, subject to the provisions of Section 2.3 and 2.4 hereof. Such requests for inclusion shall be in writing and delivered to the Company within 20 days after the Investor's receipt of the Notice and shall specify the number of Registrable Securities intended to be disposed of and the intended method of distribution thereof. Any holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.1 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggyback Registration at any time prior to the time it becomes effective. The Company is not required to include in a registration any Registrable Securities which the holder is not then entitled to offer to sell whether by contractual restriction or by law.

                  2.2 PiggybackExpenses. The Registration Expenses of the Investors will be paid by the Company in all Piggyback Registrations

                  2.3 Priority on Primary Registrations . If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, that number of other shares of Common Stock proposed to be included in such registration by the Priority Piggyback Registration Holders and (iii) third, that number of other shares of Common Stock proposed to be included in such registration, pro rata among any other holders (including the Investors) exercising their respective piggyback registration rights thereof based upon the total number of shares which such holders (including the Investors) propose to include in such registration.

                  2.4 Priority on Secondary Registrations . If a Piggyback Registration is an underwritten secondary registration on behalf of holders (other than the Investors) of the Company's securities, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the number of shares of Common Stock requested to be included by the holders exercising their demand registration rights, and (ii) second, that number of other shares of Common Stock proposed to be included in such registration, pro rata among any other holders (including the Investors) exercising their respective piggyback registration rights thereof based upon the total number of shares which such holders (including the Investors) propose to include in such registration.

                                   ARTICLE III
                              HOLDBACK AGREEMENTS

                  In the event the Company or another holder of the Company's stock proposes to enter into an underwritten public offering, each holder of Registrable Securities agrees to enter into an agreement with the managing underwriters not to effect any sale or distribution of equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, during the period beginning on the date of such offering and extending for up to 90 days; provided that such holders shall not be so obligated unless the Company and each of its Affiliates enter into the same or comparable lock-up agreement for the same period and further shall not be so obligated if such holder then owns less than 2% of the outstanding Class A Common Stock.

                                   ARTICLE IV
                            REGISTRATION PROCEDURES

                  Whenever holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement (the "Selling Holders"), the Company will use reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company will:

                  (a) use reasonable efforts to prepare and file with the Commission a Registration Statement with respect to such Registrable Securities as soon as practicably thereafter and, in the case of a Demand Registration within 60 days (subject to a postponement pursuant to Section 1.6) of the request for a Demand Registration and use all reasonable efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, that as promptly as practicable before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will (i) furnish to the Selling Holders copies of all such documents proposed to be filed and (ii) notify each Selling Holder of Registrable Securities covered by such Registration Statement of (x) any request by the Commission to amend such Registration Statement or amend or supplement any Prospectus, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to promptly remove it if entered; and provided further that the Company shall not be required to keep such Registration Statement effective for more than (i) 45 days in the case of a Piggyback Registration or a Demand Registration with respect to an underwritten offering or (ii) 180 days in the case of a Demand Registration (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, but not prior to the expiration of the applicable period referred to in
Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable);

                  (b) (i) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                  (c) furnish to each Selling Holder, without charge, such number of conformed copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

                  (d) use all reasonable efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions in the United States in which a registration or qualification is required as any Selling Holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (e) notify each Selling Holder, at a time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event known to the Company as a result of which the Prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of any such Selling Holder, the Company will prepare and furnish such Selling Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (f) make available for inspection by any Selling Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Selling Holder or underwriter, all applicable, non-confidential due diligence documents of the Company which are requested, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement to enable them to conduct a reasonable investigation within the meaning of the Securities Act, including a customary accountant's "comfort" letter and opinion of counsel to the Company;

                  (g) subject to other provisions hereof, use all reasonable efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the Selling Holders thereof to consummate the disposition of such Registrable Securities;

                  (h) promptly notify the Selling Holders of the issuance of any stop order by the Commission or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and use every reasonable effort to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus; and

                  (i) promptly notify the Selling Holders of the occurrence of any pending material merger, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates which makes it imprudent for the Company to be in registration, as determined in the good faith judgment of the Company (a "Black-Out Period"). The Company shall not impose Black-Out Periods that, either individually or in the aggregate, exceed 90 days during any fiscal year of the Company.

                  The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or any regulatory authority. The Company may exclude from such Registration Statement any holder who fails to provide such information.

                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (a), (e), (h) or (i) above, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (a) or (e) above, or in the case of a Black-Out Period until the Company notifies the Selling Holders that the period has ended, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. The periods referred to in paragraph (a) above for maintaining the effectiveness of the Registration Statement shall be extended for a period equal to the period during which the disposition of the Registrable Securities is discontinued as set forth in the immediately preceding sentence.

                                    ARTICLE V
                              REGISTRATION EXPENSES

                  5.1 Registration Expenses . All registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws, printing expenses, listing fees for securities to be registered on a national securities exchange or The Nasdaq Stock Market and all independent certified public accountants, underwriters (excluding discounts and commissions), fees and expenses of counsel to the Company and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company as provided in Sections 1.2 and 2.2 of this Agreement, but subject to the provisions of Section 1.3 of this Agreement.

                  5.2 Holders' Expenses . The Company shall have no obligation to pay (i) any underwriting discounts or commissions attributable to the sale, or potential sale, of Registrable Securities, which expenses will be borne by all Selling Holders of Registrable Securities included in such registration; and (ii) any fees or expenses of counsel or others retained by the Selling Holders in connection with the sale, or potential sale, of Registrable Securities.

                                   ARTICLE VI
                        UNDERWRITTEN AND OTHER OFFERINGS

                  6.1 Underwriting Agreement . If requested by the underwriters for any underwritten offering involving the Registrable Securities, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory to the Company and to contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including, without limitation, indemnities customarily included in such agreements. The holders of the Registrable Securities will cooperate in good faith with the Company in the negotiation of the underwriting agreement.

                  6.2 Obligations of Participants . No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, escrow agreements and other documents required under the terms of such underwriting arrangements and consistent with the provisions of this Agreement. In addition, the Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such Registration Statement any Holder who fails to provide such information.

                                   ARTICLE VII
                                INDEMNIFICATION

                  7.1 Company's Indemnification Obligations . The Company agrees to indemnify and hold harmless each of the holders of any Registrable Securities covered by any Registration Statement referred to herein and each other Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Holder Indemnitees"), as follows:

                           (i) against any and all loss, liability, claim,
damage or reasonable expense arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim,
damage and reasonable expense to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

                           (iii) against any and all reasonable expense incurred
by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company by or on behalf of any holder expressly for use in the preparation of any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto); provided further, that (other than in connection with an underwritten offering) the Company will not be liable to any holder or any other Holder Indemnitee under the indemnity agreement in this
Section 7.1 with respect to any preliminary Prospectus or the final Prospectus or the final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such Holder Indemnitee results from the fact that such holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus or of the final Prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to such holder; and provided further, that the Company will not be liable to any holder or any other Holder Indemnitee under the indemnity agreement in this Section 7.1 to the extent that any such loss, liability, claim or expense arises out of or is based upon an untrue statement or omission in any Prospectus, even if an amended and corrected Prospectus is not furnished to such holder, but only to the extent that the holder, after being notified by the Company pursuant to paragraph (e) of Article III hereof, continues to use such Prospectus and in such case and to the extent of, and with respect to, damages which arise after the holder receives such notice.

                  7.2 Holder's Indemnification Obligations . In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.1 of this Agreement) the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made about such holder in reliance upon and in conformity with information furnished to the Company by or on behalf of such holder expressly for inclusion in such Registration Statement. The obligations of each holder pursuant to this
Section 7.2 are to be several and not joint; provided that, with respect to each claim pursuant to this Section 7.2, each such holder's maximum liability under this Section shall be limited to an amount equal to the net proceeds received by such holder (after deducting any underwriting discount) from the sale of Registrable Securities being sold pursuant to such Registration Statement or Prospectus by such holder.

                  7.3 Notices; Defense; Settlement . Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 7.1 or Section 7.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 7.1 or Section 7.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in the reasonable opinion of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all the Selling Holders, selected by a majority of the Selling Holders or (ii) more than one counsel for the Company in connection with any one action or separate but similar or related actions, as applicable. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable opinion of counsel to any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

                  7.4 Indemnity Provision . The Company and each holder of Registrable Securities requesting registration shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority.

                                  ARTICLE VIII
                                  DEFINITIONS

                  8.1 Terms . As used in this Agreement, the following defined terms shall have the meanings set forth below:

         "Affiliate" means, with respect to any specified party, any other individual, partnership, corporation or other organization, whether incorporated or unincorporated, who, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified party. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a party, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

         "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

         "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company and any securities into which the Class A Common Stock shall have been changed or any securities resulting from any reclassification or recapitalization of the Class A Common Stock.

         "Commission" means the U.S. Securities and Exchange Commission.

         "Common Stock" means the shares of Common Stock, regardless of designation, of the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to the equivalent section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Prospectus" means the Prospectus included in any Registration Statement (including without limitation, a Prospectus that disclosed information previously omitted from a Prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any Prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registrable Securities" means (i) the Shares, (ii) the Class A Common Stock issued or issuable at any time upon the exercise of the Warrants, and
(iii) any securities issued or received in respect of, or in exchange or in substitution for any of the foregoing. Registrable Securities will continue to maintain their status as Registrable Securities in the hands of a transferee from an Investor of a majority of the Registrable Securities held by such Investor provided such transferee executes a joinder agreement described by
Section 9.9. After the transfer (in one or more transactions) of a majority of the Registrable Securities held by an Investor, any remaining Registrable Securities held by such Investor shall cease to be Registrable Securities. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they (w) have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (x) may be sold pursuant to Rule 144 under the Securities Act without volume or manner of sale limitation (or any similar provisions then in force), (y) have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend and not subject to any stop order and such securities may be publicly resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act, or (z) have ceased to be outstanding

         "Registration Statement" means any Registration Statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to a comparable section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

                  8.2 Defined Terms in Corresponding Sections . The following defined terms, when used in this Agreement, shall have the meaning ascribed to them in the corresponding Sections of this Agreement listed below:

"Agreement"       --                                       Preamble

"Company"         --                                       Preamble

"Demand Registration"      --                              Section 1.1

"Holder Indemnitees"       -                               Section 7.1

"Initial Investors"        --                              Preamble


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

"Investors"       --                                       Preamble

"Long-Form Registration"   --                              Section 1.1

"Notice" --                                                Section 2.1

"Other Holders"   --                                       Section 1.1

"Piggyback Registration"   --                              Section 2.1

"Priority Piggyback Registration Holders"   --             Section 1.4

"Registration Expenses"    --                              Section 5.1

"Selling Holder"  --                                       Article IV

"Shares" --                                                Recitals

"Short-Form Registration"           --                     Section 1.1

"Warrants"        --                                       Recitals


                                   ARTICLE IX
                                 MISCELLANEOUS

                  9.1 Amendments and Waivers . Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and the Investors representing a majority of the Registrable Securities then outstanding. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  9.2 Successors and Assigns . All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  9.3 Notices . All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by pre-paid registered or certified mail, return receipt requested or mailed by overnight courier prepaid to the parties at the following addresses or facsimile numbers:

                  If to the Company, to:

                           eSpeed, Inc.
                           One World Trade Center
                           103rd  Floor


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

                           New York, New York 10048
                           Facsimile No.: (212) 938-5000
                           Attn.: General Counsel

                  with a copy to:

                           Swidler Berlin Shereff Friedman, LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, New York  10174
                           Facsimile No.:  (212) 938-5000
                           Attn.: General Counsel

                  If to any Investor, to the address set forth on the signature page hereto.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 9.3, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 9.3, be deemed given upon receipt of confirmation,
(iii) if delivered by mail in the manner described above to the address as provided in this Section 9.3, be deemed given on the earlier of the third full Business Day following the day of mailing or upon receipt, and (iv) if delivered by overnight courier to the address provided in this Section 9.3, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  9.4 Headings . The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  9.5 Gender . Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

                  9.6 Invalid Provisions . If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  9.7 Governing Law; Forum; Process . This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of Delaware or any federal court sitting in the State of Delaware for purposes of any suit, action or other proceeding arising out of this Agreement (and agrees not to commence any action, suit or proceedings relating hereto except in such courts). Each of the parties hereto agrees that service of any process, summons, notice or document by U.S. registered mail at its address set forth herein shall be effective service of process for any action, suit or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, which is brought by or against it, in the courts of the State of Delaware or any federal court sitting in the State of Delaware and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  9.8 Counterparts . This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  9.9 Additional Investors . Any transferee of a majority of Registrable Securities held by an Investor shall be entitled to the benefits of this Agreement, upon execution by such transferee of a joinder agreement in form reasonably satisfactory to the Company stating that such transferee agrees to be bound by the terms hereof as an "Investor". An Investor shall no longer be entitled to the benefits of this Agreement upon its transfer (in one or more transactions) of a majority of the Registrable Securities held by such Investor.


                                    ARTICLE X
                               RULE 144 REPORTING

                     The Company hereby agrees as follows:

                  (a) The Company shall use its reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act.

                  (b) The Company shall use its reasonable efforts to file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time while the Company is subject to such reporting requirements of the Exchange Act.

                  (c) The Company shall furnish to each holder of Registrable Securities forthwith upon a reasonable request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                   COMPANY:

                                   eSPEED, INC.

                                   By:_______________________________
                                            Name:
                                            Title:

                                   INITIAL INVESTORS:

                                   THE WILLIAMS COMPANIES, INC.


                                   By:_______________________________
                                            Name:
                                            Title:
                                            Address: One Williams Center
                                                     Tulsa, Oklahoma 74172





                                    DYNEGY, INC.


                                    By:_______________________________
                                             Name:
                                             Title:
                                             Address: 1000 Louisiana, Suite 5800
                                                      Houston, Texas 77002






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